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                                                                    EXHIBIT 10.3

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                           DICK'S SPORTING GOODS, INC.

                     SENIOR CONVERTIBLE SECURITIES DUE 2024

                              --------------------

                                    INDENTURE

                          DATED AS OF FEBRUARY 18, 2004

                              --------------------

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   AS TRUSTEE

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                                TABLE OF CONTENTS

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ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE..............................................        1

     SECTION 1.1.   DEFINITIONS...................................................................        1
     SECTION 1.2.   OTHER DEFINITIONS.............................................................        7
     SECTION 1.3.   TRUST INDENTURE ACT PROVISIONS................................................        8
     SECTION 1.4.   RULES OF CONSTRUCTION.........................................................        8

ARTICLE 2 THE SECURITIES..........................................................................        8

     SECTION 2.1.   FORM AND DATING...............................................................        8
     SECTION 2.2.   EXECUTION AND AUTHENTICATION..................................................       10
     SECTION 2.3.   REGISTRAR, PAYING AGENT AND CONVERSION AGENT..................................       11
     SECTION 2.4.   PAYING AGENT TO HOLD MONEY IN TRUST...........................................       11
     SECTION 2.5.   SECURITYHOLDER LISTS..........................................................       12
     SECTION 2.6.   TRANSFER AND EXCHANGE.........................................................       12
     SECTION 2.7.   REPLACEMENT SECURITIES........................................................       13
     SECTION 2.8.   OUTSTANDING SECURITIES........................................................       13
     SECTION 2.9.   TREASURY SECURITIES...........................................................       14
     SECTION 2.10.  TEMPORARY SECURITIES..........................................................       14
     SECTION 2.11.  CANCELLATION..................................................................       14
     SECTION 2.12.  LEGEND; ADDITIONAL TRANSFER AND EXCHANGE REQUIREMENTS.........................       14
     SECTION 2.13.  CUSIP NUMBERS.................................................................       17
     SECTION 2.14.  CALCULATIONS..................................................................       17

ARTICLE 3 REDEMPTION AND PURCHASE.................................................................       17

     SECTION 3.1.   RIGHT TO REDEEM; NOTICE TO TRUSTEE............................................       17
     SECTION 3.2.   SELECTION OF SECURITIES TO BE REDEEMED........................................       18
     SECTION 3.3.   NOTICE OF REDEMPTION..........................................................       18
     SECTION 3.4.   EFFECT OF NOTICE OF REDEMPTION................................................       19
     SECTION 3.5.   DEPOSIT OF REDEMPTION PRICE...................................................       19
     SECTION 3.6.   SECURITIES REDEEMED IN PART...................................................       20
     SECTION 3.7.   CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION.................................       20
     SECTION 3.8.   PURCHASE OF SECURITIES AT OPTION OF THE HOLDER FOR CASH.......................       20
     SECTION 3.9.   PURCHASE OF SECURITIES AT OPTION OF THE HOLDER UPON CHANGE IN CONTROL.........       22
     SECTION 3.10.  EFFECT OF PURCHASE NOTICE AND CHANGE IN CONTROL PURCHASE NOTICE...............       25
     SECTION 3.11.  DEPOSIT OF CHANGE IN CONTROL PURCHASE PRICE...................................       26
     SECTION 3.12.  SECURITIES PURCHASED IN PART..................................................       27
     SECTION 3.13.  REPAYMENT TO THE COMPANY......................................................       27
     SECTION 3.14.  COMPLIANCE WITH SECURITIES LAWS UPON PURCHASE OF SECURITIES...................       27

ARTICLE 4 CONVERSION..............................................................................       27

     SECTION 4.1.   CONVERSION PRIVILEGE..........................................................       27
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     SECTION 4.2.   CONVERSION PROCEDURE..........................................................       28
     SECTION 4.3.   FRACTIONAL SHARES.............................................................       30
     SECTION 4.4.   TAXES ON CONVERSION...........................................................       30
     SECTION 4.5.   COMPANY TO PROVIDE STOCK......................................................       30
     SECTION 4.6.   ADJUSTMENT FOR CHANGE IN CAPITAL STOCK........................................       31
     SECTION 4.7.   ADJUSTMENT FOR RIGHTS ISSUE...................................................       31
     SECTION 4.8.   ADJUSTMENT FOR OTHER NON-CASH DISTRIBUTIONS...................................       32
     SECTION 4.9.   ADJUSTMENT FOR CASH DISTRIBUTIONS.............................................       34
     SECTION 4.10.  ADJUSTMENT FOR TENDER OFFERS OR EXCHANGE OFFERS...............................       34
     SECTION 4.11.  WHEN ADJUSTMENT MAY BE DEFERRED...............................................       35
     SECTION 4.12.  WHEN NO ADJUSTMENT REQUIRED...................................................       35
     SECTION 4.13.  NOTICE OF ADJUSTMENT..........................................................       36
     SECTION 4.14.  VOLUNTARY INCREASE............................................................       36
     SECTION 4.15.  NOTICE OF CERTAIN TRANSACTIONS................................................       36
     SECTION 4.16.  REORGANIZATION OF COMPANY; SPECIAL DISTRIBUTIONS..............................       36
     SECTION 4.17.  COMPANY DETERMINATION FINAL...................................................       37
     SECTION 4.18.  TRUSTEE'S ADJUSTMENT DISCLAIMER...............................................       37
     SECTION 4.19.  SIMULTANEOUS ADJUSTMENTS......................................................       38
     SECTION 4.20.  SUCCESSIVE ADJUSTMENTS........................................................       38
     SECTION 4.21.  RIGHTS ISSUED IN RESPECT OF COMMON STOCK ISSUED UPON CONVERSION...............       38

ARTICLE 5 TAX MATTERS.............................................................................       39

     SECTION 5.1.   TAX TREATMENT.................................................................       39
     SECTION 5.2.   YIELD TO MATURITY.............................................................       39

ARTICLE 6 COVENANTS...............................................................................       39

     SECTION 6.1.   PAYMENT OF SECURITIES.........................................................       39
     SECTION 6.2.   SEC REPORTS...................................................................       40
     SECTION 6.3.   COMPLIANCE CERTIFICATES.......................................................       40
     SECTION 6.4.   FURTHER INSTRUMENTS AND ACTS..................................................       40
     SECTION 6.5.   MAINTENANCE OF CORPORATE EXISTENCE............................................       41
     SECTION 6.6.   RULE 144A INFORMATION REQUIREMENT.............................................       41
     SECTION 6.7.   STAY, EXTENSION AND USURY LAWS................................................       41
     SECTION 6.8.   PAYMENT OF LIQUIDATED DAMAGES.................................................       41

ARTICLE 7 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE....................................       42

     SECTION 7.1.   WHEN COMPANY MAY MERGE OR TRANSFER ASSETS.....................................       42

ARTICLE 8 DEFAULT AND REMEDIES....................................................................       43

     SECTION 8.1.   EVENTS OF DEFAULT.............................................................       43
     SECTION 8.2.   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT............................       44
     SECTION 8.3.   OTHER REMEDIES................................................................       44
     SECTION 8.4.   WAIVER OF DEFAULTS AND EVENTS OF DEFAULT......................................       45
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     SECTION 8.5.   CONTROL BY MAJORITY...........................................................       45
     SECTION 8.6.   LIMITATIONS ON SUITS..........................................................       45
     SECTION 8.7.   RIGHTS OF HOLDERS TO RECEIVE PAYMENT AND TO CONVERT...........................       45
     SECTION 8.8.   COLLECTION SUIT BY TRUSTEE....................................................       46
     SECTION 8.9.   TRUSTEE MAY FILE PROOFS OF CLAIM..............................................       46
     SECTION 8.10.  PRIORITIES....................................................................       46
     SECTION 8.11.  UNDERTAKING FOR COSTS.........................................................       47

ARTICLE 9 TRUSTEE.................................................................................       47

     SECTION 9.1.   DUTIES OF TRUSTEE.............................................................       47
     SECTION 9.2.   RIGHTS OF TRUSTEE.............................................................       48
     SECTION 9.3.   INDIVIDUAL RIGHTS OF TRUSTEE..................................................       49
     SECTION 9.4.   TRUSTEE'S DISCLAIMER..........................................................       49
     SECTION 9.5.   NOTICE OF DEFAULT OR EVENTS OF DEFAULT........................................       49
     SECTION 9.6.   REPORTS BY TRUSTEE TO HOLDERS.................................................       49
     SECTION 9.7.   COMPENSATION AND INDEMNITY....................................................       50
     SECTION 9.8.   REPLACEMENT OF TRUSTEE........................................................       50
     SECTION 9.9.   SUCCESSOR TRUSTEE BY MERGER, ETC..............................................       51
     SECTION 9.10.  ELIGIBILITY; DISQUALIFICATION.................................................       51
     SECTION 9.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.............................       51

ARTICLE 10 SATISFACTION AND DISCHARGE OF INDENTURE................................................       52

     SECTION 10.1.  SATISFACTION AND DISCHARGE OF INDENTURE.......................................       52
     SECTION 10.2.  APPLICATION OF TRUST MONEY....................................................       52
     SECTION 10.3.  REPAYMENT TO COMPANY..........................................................       52
     SECTION 10.4.  REINSTATEMENT.................................................................       52

ARTICLE 11 AMENDMENTS, SUPPLEMENTS AND WAIVERS....................................................       53

     SECTION 11.1.  WITHOUT CONSENT OF HOLDERS....................................................       53
     SECTION 11.2.  WITH CONSENT OF HOLDERS.......................................................       54
     SECTION 11.3.  COMPLIANCE WITH TRUST INDENTURE ACT...........................................       55
     SECTION 11.4.  REVOCATION AND EFFECT OF CONSENTS.............................................       55
     SECTION 11.5.  NOTATION ON OR EXCHANGE OF SECURITIES.........................................       55
     SECTION 11.6.  TRUSTEE TO SIGN AMENDMENTS, ETC...............................................       55
     SECTION 11.7.  EFFECT OF SUPPLEMENTAL INDENTURES.............................................       55

ARTICLE 12 MISCELLANEOUS..........................................................................       56

     SECTION 12.1.  TRUST INDENTURE ACT CONTROLS..................................................       56
     SECTION 12.2.  NOTICES.......................................................................       56
     SECTION 12.3.  COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS..................................       57
     SECTION 12.4.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT............................       57
     SECTION 12.5.  RECORD DATE FOR VOTE OR CONSENT OF SECURITYHOLDERS............................       58
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     SECTION 12.6.  RULES BY TRUSTEE, PAYING AGENT, REGISTRAR AND CONVERSION AGENT................       58
     SECTION 12.7.  LEGAL HOLIDAYS................................................................       58
     SECTION 12.8.  GOVERNING LAW.................................................................       58
     SECTION 12.9.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.................................       58
     SECTION 12.10. NO RECOURSE AGAINST OTHERS....................................................       58
     SECTION 12.11. SUCCESSORS....................................................................       58
     SECTION 12.12. MULTIPLE COUNTERPARTS.........................................................       59
     SECTION 12.13. SEPARABILITY..................................................................       59
     SECTION 12.14. TABLE OF CONTENTS, HEADINGS, ETC..............................................       59
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                             CROSS-REFERENCE TABLE*

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  TIA                                                                                        INDENTURE
SECTION                                                                                       SECTION
-------                                                                                       -------
Section    310.......................................................................          14.1
           310(a)(1).................................................................          9.10
           (a)(2)....................................................................          9.10
           (a)(3)....................................................................          N.A.**
           (a)(4)....................................................................          N.A.
           (a)(5)....................................................................          9.10
           (b).......................................................................          9.10
           (c).......................................................................          N.A.
Section    311.......................................................................          14.1
           311(a)....................................................................          9.11
           (b).......................................................................          9.11
           (c).......................................................................          N.A.
Section    312.......................................................................          14.1
           (a).......................................................................          N.A.
           (b).......................................................................          14.3
           (c).......................................................................          14.3
Section    313.......................................................................          14.1
           313(a)....................................................................          9.6(a)
           (b)(1)....................................................................          N.A.
           (b)(2)....................................................................          9.6(a)
           (c).......................................................................          9.6(a)
           (d).......................................................................          N.A.
Section    314.......................................................................          14.1
           314(a)....................................................................          N.A.
           (b).......................................................................          12.1(g)
           (c)(1)....................................................................          N.A.
           (c)(2)....................................................................          N.A.
           (c)(3)....................................................................          N.A.
           (d).......................................................................          12.1(f)
           (e).......................................................................          N.A.
           (f).......................................................................          N.A.
Section    315.......................................................................          14.1
Section    316.......................................................................          14.1
Section    317.......................................................................          14.1
Section    318(c) ...................................................................          14.1

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*  This Cross-Reference Table shall not, for any purpose, be deemed a part of this Indenture.

** N.A. means Not Applicable.

         THIS INDENTURE dated as of February 18, 2004 is between Dick's Sporting Goods, Inc., a corporation duly organized under the laws of the State of Delaware (the "Company"), and Wachovia Bank, National Association, as Trustee (the "Trustee").

         In consideration of the purchase of the Securities (as defined herein) by the Holders thereof, both parties agree as follows for the benefit of the other and for the equal and ratable benefit of the Holders of the Company's Senior Convertible Securities due 2024.

                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1.  DEFINITIONS.

         "Accreted Principal Amount" with respect to a Security as of a date equals the sum of the Issue Price of the Security and the accrued Original Issue Discount as of such Date.

         "Affiliate" means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" means any Registrar, Paying Agent or Conversion Agent.

         "Amended and Restated Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware and as in effect on the original issuance date of the Securities.

         "Applicable Procedures" means, with respect to any transfer or exchange of beneficial ownership interests in a Global Security, the rules and procedures of the Depositary, in each case to the extent applicable to such transfer or exchange.

         "Average Market Price" means the average of the Sale Prices of the Common Stock for the shortest of:

         (i) 30 consecutive Trading Days ending on the last full Trading Day prior to the Time of Determination with respect to the rights, warrants or options or dividends or distribution in respect of which the Average Market Price is being calculated, or

         (ii) the period (x) commencing on the date next succeeding the first public announcement of (1) the issuance of rights, warrants or options or
(2) the distribution, in each case, in respect of which the Average Market Price is being calculated and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Market Price is being calculated (excluding days within such period, if any, which are not Trading Days), or

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         (iii)    the period, if any, (x) commencing on the date next succeeding the Ex-Dividend Time with respect to the next preceding (1) issuance of rights, warrants or options or (2) distribution, in each case, for which an adjustment is required by the provisions of Section 4.7, 4.8, 4.9 or 4.10 hereof and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Market Price is being calculated (excluding days within such period, if any, which are not Trading Days).

         In the event that the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, distribution, subdivision, combination or reclassification to which Section 4.6(a), (b), (c) or (d) hereof applies occurs during the period applicable for calculating "Average Market Price" pursuant to the definition in the preceding sentence, "Average Market Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such dividend, distribution, subdivision, combination or reclassification on the Sale Price of the Common Stock during such period.

         "Average Sale Price" of a share of Common Stock shall be the average Sale Price during the Averaging Dates.

         "Averaging Dates" means fifteen consecutive Trading Days commencing on the fourth Trading Day after the Conversion Date.

         "Bankruptcy Law" means title 11 of the United States Code (or any successor thereto) or any similar federal or state law for the relief of debtors.

         "Board of Directors" means either the board of directors of the Company or any committee of the Board of Directors authorized to act for it with respect to this Indenture.

         "Business Day" means each day that is not a Legal Holiday.

         "Capital Stock" or "capital stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, but excluding any debt securities convertible into such equity.

         "Cash" or "cash" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

         "Certificated Security" means a Security that is in substantially the form attached hereto as Exhibit A and that does not include the information or the schedule called for by footnotes 1 and 3 thereof.

         "Class B Common Stock" means the common stock of the Company designated as Class B common stock, $0.01 par value per share, as it exists on the date of this Indenture and any shares of any class or classes of capital stock of the Company resulting from any reclassification or reclassifications thereof, other than shares of Class B Common Stock that is reclassified as Common Stock.

         "Closing Time" has the meaning specified in the Purchase Agreement.

         "Common Stock" means the common stock of the Company, $0.01 par value per share (other than the Class B Common Stock), as it exists on the date of this Indenture and any shares of any class or classes of capital stock of the Company resulting from any reclassification or reclassifications thereof and which have

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no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion of Securities shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Company.

          "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office at the date of the execution of this Indenture is located at Wachovia Bank, National Association; Attention: Corporate Trust Department (Dick's Sporting Goods, Inc. -- Senior Convertible Securities due 2024) or at any other time at such other address as the Trustee may designate from time to time by notice to the Company.

         "Current Market Price" on any date of determination means the average of the daily Sale Price per share of Common Stock for each of the 10 consecutive Trading Days ending on the earlier of such date of determination and the day before the "ex-date" with respect to the issuance, dividend or distribution requiring such computation immediately prior to the date in question. For purpose of this definition, the term "ex-date," means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Sale Price was obtained without the right to receive such dividend or distribution.

         "Date of Delivery" has the meaning specified in the Purchase Agreement.

         "Default" or "default" means, when used with respect to the Securities, any event which is or, after notice or passage of time or both, would be an Event of Default.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         "Ex-Dividend Time" means with respect to stockholders of the Company entitled to receive rights, warrants or options or a dividend or distribution, the time immediately prior to the commencement of the "ex-date" with respect to the issuance of such rights, warrants or options or a dividend or distribution on the relevant exchange or market on which the Common Stock is then listed or quoted. For purposes of this definition, the term "ex-date," means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Sale Price was obtained without the right to receive such right, warrant, option, dividend or distribution.

         "Fair Market Value" means the amount which a willing buyer would pay a willing seller in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined by the Board of Directors.

         "Final Maturity Date" means February 18, 2024.

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         "Global Security" means a permanent global security that is in substantially the form attached hereto as Exhibit A and that includes the information and schedule called for by footnotes 1 and 3 thereof and which is deposited with the Depositary or its custodian and registered in the name of the Depositary or its nominee.

         "Holder" or "Securityholder" means the person in whose name a Security is registered on the Primary Registrar's books.

         "Indebtedness" means obligations (other than nonrecourse obligations) of, or guaranteed or assumed by, the Company for borrowed money, including obligations evidenced by bonds, debentures, notes or other similar instruments and reimbursement and cash collateralization of letters of credit, bankers' acceptances, interest rate hedge and currency hedge agreements.

         "Indenture" means this Indenture as amended or supplemented from time to time pursuant to the terms of this Indenture.

         "Initial Purchasers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and UBS Securities LLC.

         "Interest Payment Date" means February 18 and August 18 of each year.

         "Issue Price" of any Security means, in connection with the original issuance of such Security, the initial issue price at which the Security is sold as set forth on the face of the Security.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset given to secure indebtedness, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction with respect to any such lien, pledge, charge or security interest).

         "Liquidated Damages" has the meaning specified in the Registration Rights Agreement. All references herein to interest accrued or payable as of any date shall include any Liquidated Damages with respect to the Securities accrued or payable as of such date as provided in the Registration Rights Agreement.

         "NYSE" means the New York Stock Exchange.

         "Officer" means the Chairman or any Co-Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, the Chief Administrative Officer, any Vice President, the Chief Financial Officer, the Controller, the Secretary, any Assistant Controller or any Assistant Secretary of the Company.

         "Officers' Certificate" means a certificate signed by two Officers; provided, however, that for purposes of Sections 6.3 and 7.1, "Officers' Certificate" means a certificate signed by the principal executive officer, principal financial officer, chief administrative officer or principal accounting officer of the Company and by one other Officer.

         "Opinion of Counsel" means a written opinion from legal counsel. The counsel may be an employee of or counsel to the Company or the Trustee.

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         "Original Issue Discount" of any Security means the difference between the Issue Price and the Principal Amount at Maturity of the Security, which shall accrue as set forth in the form of the Security.

         "Person" or "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

         "Principal" or "principal" of a debt security means the principal of the security plus, when appropriate, the premium, if any, on the security, and with reference to a Security, means the Principal Amount at Maturity of the Security.

         "Principal Amount at Maturity" of a Security means the principal amount at maturity as set forth on the face of the Security.

         "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed by the Company for such redemption pursuant to this Indenture, as set forth in the form of Security annexed as Exhibit A hereto.

         "Redemption Price" when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture, as set forth in the form of Security annexed as Exhibit A hereto.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of February 18, 2004, between the Company and the Initial Purchasers.

         "Regular Record Date" means, with respect to each Interest Payment Date, the February 1 or August 1, as the case may be, immediately preceding such Interest Payment Date.

         "Restricted Global Security" means a Global Security that is a Restricted Security.

         "Restricted Security" means a Security required to bear the restricted legend set forth in the form of Security set forth in Exhibit A of this Indenture.

         "Rule 144" means Rule 144 under the Securities Act or any successor to such Rule.

         "Rule 144A" means Rule 144A under the Securities Act or any successor to such Rule.

         "Sale Price" of Common Stock on any date means (a) the closing per share sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices per share) on such date as reported on the principal national securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on a national securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System or, if not listed on a national securities exchange or reported by the National Association of Securities Dealers Automated Quotation System, by the National Quotation Bureau Incorporated or (b) in the absence of such quotation, such price as the Company shall reasonably determine on the basis of such quotations as most accurately reflecting the price that a fully-informed buyer, acting on his own accord, would pay to a fully-informed seller, acting on his own accord in an arm's-length transaction, for a share of such Common Stock. The Sale Price shall be determined without reference to extended or after hours trading.

         "SEC" means the Securities and Exchange Commission.

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         "Securities" means the Senior Convertible Securities due 2024 or any of them (each, a "Security"), as amended or supplemented from time to time, that are issued under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         "Securities Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor thereto.

         "Subsidiary" means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by
(i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

         "TIA" means the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder as in effect on the date of this Indenture, except as provided in Section 11.3, and except to the extent any amendment to the Trust Indenture Act expressly provides for application of the Trust Indenture Act as in effect on another date.

         "Time of Determination" means the time and date of the earlier of (a) the determination of stockholders entitled to receive rights, warrants or options or a distribution, in each case, to which Section 4.7 or 4.8 hereof applies and (b) the Ex-Dividend Time.

         "Trading Day" means a day during which trading in securities generally occurs on the NYSE or, if the Common Stock is not listed on the NYSE, on the principal other national securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national securities exchange, on the National Association of Securities Dealers Automated Quotation System or, if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotation System or listed on a national securities exchange, any day on which the Common Stock may be traded in the over-the-counter market, or if the Common Stock is may not be traded in the over-the-counter market, on any Business Day. In any event, a Trading Day shall include only those days that have a scheduled closing time for its regular trading session that is 4:00p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system.

         "Trading Price" means per $1,000 Principal Amount at Maturity of Securities, on any date, the average of the secondary market bid quotations for $1,000 Principal Amount at Maturity of the Securities obtained by the Bid Solicitation Agent for $2,500,000 Principal Amount at Maturity of Securities at approximately 4:00 p.m., New York City time, on such date from three independent nationally recognized securities dealers selected by the Company; provided that if at least three such bids cannot reasonably be obtained by the Bid Solicitation Agent, but two bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Bid Solicitation Agent, one bid shall be used; and provided further that if the Bid Solicitation Agent cannot reasonably obtain at least one bid for $2,500,000 Principal Amount at Maturity of Securities from such nationally recognized securities dealers or in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Securities, then the Trading Price per $1,000 Principal Amount at Maturity of Securities shall be deemed to be less than 98% of the product of (a) the Conversion Rate on such date and (b) the Sale Price on such date.

         "Trustee" means the party named as such in the first paragraph of this Indenture until a successor replaces it in accordance with the provisions of this Indenture, and thereafter means the successor.

         "Trust Officer" means, with respect to the Trustee, any officer assigned to the Corporate Trust Office, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Unrestricted Certificated Security" means a Certificated Security that is not a Restricted Security.

         "Unrestricted Global Security" means a Global Security that is not a Restricted Security.

         SECTION 1.2.  OTHER DEFINITIONS.

                                              TERM                                                  DEFINED IN SECTION
---------------------------------------------------------------------------------------------       ------------------
"Agent Members"..............................................................................              2.1
"Balance Shares".............................................................................              4.1
"Bid Solicitation Agent".....................................................................              2.3
"beneficial owner"...........................................................................              3.9
"Change in Control"..........................................................................              3.9
"Change in Control Purchase Date"............................................................              3.9
"Change in Control Purchase Notice"..........................................................              3.9
"Change in Control Purchase Price"...........................................................              3.9
"Company Notice".............................................................................              3.8
"Company Order"..............................................................................              2.2
"Conversion Agent"...........................................................................              2.3
"Conversion Date"............................................................................              4.2
"Conversion Rate"............................................................................              4.1
"DTC"........................................................................................              2.1
"Depositary".................................................................................              2.1
"Event of Default"...........................................................................              8.1
"Expiration Time"............................................................................             4.10
"group"......................................................................................              3.9
"Legal Holiday"..............................................................................             12.7
"Legend".....................................................................................             2.12
"Paying Agent"...............................................................................              2.3
"Permitted Stack Person" ....................................................................              3.9
"Primary Registrar"..........................................................................              2.3
"Purchase Agreement".........................................................................              2.1
"Purchase Date" .............................................................................              3.8
"Purchase Notice" ...........................................................................              3.8
"Purchase Price" ............................................................................              3.8
"Purchased Shares"...........................................................................             4.10
"QIB"........................................................................................              2.1
"Registrar"..................................................................................              2.3
"Rights".....................................................................................             4.21
"Rights Agreement" ..........................................................................             4.21

         SECTION 1.3.  TRUST INDENTURE ACT PROVISIONS.

         Whenever this Indenture refers to a provision of the TIA, that provision is incorporated by reference in and made a part of this Indenture. This Indenture shall also include those provisions of the TIA required to be included herein by the provisions of the Trust Indenture Reform Act of 1990. The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities;

         "indenture security holder" means a Securityholder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and "obligor" on the indenture securities means the Company or any other obligor on the Securities.

         All other terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by any SEC rule and not otherwise defined herein have the meanings assigned to them therein.

         SECTION 1.4.  RULES OF CONSTRUCTION.

         (a) Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) words in the singular include the plural, and words in the plural include the singular;

                  (3) provisions apply to successive events and transactions;

                  (4) the term "merger" includes a statutory share exchange and the term "merged" has a correlative meaning;

                  (5) the masculine gender includes the feminine and the neuter;

                  (6) references to agreements and other instruments include subsequent amendments thereto; and

                  (7) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                    ARTICLE 2
                                 THE SECURITIES

         SECTION 2.1.  FORM AND DATING.

         The Securities and the Trustee's certificate of authentication shall be substantially in the respective forms set forth in Exhibit A, which Exhibit is incorporated in and made part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication. The Securities are being offered and sold by the Company pursuant to a Purchase Agreement dated February 11, 2004 (the "Purchase Agreement") between the Company and the Initial Purchasers, in transactions exempt from, or not subject to, the registration requirements of the Securities Act.

         (a) Restricted Global Securities. All of the Securities are initially being offered and sold to qualified institutional buyers as defined in Rule 144A (collectively, "QIBs" or individually, each a "QIB") in reliance on Rule 144A under the Securities Act and shall be issued initially in the form of one or more Restricted Global Securities, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the depositary, The Depository Trust Company ("DTC", and such depositary, or any successor thereto, being hereinafter referred to as the "Depositary"), and registered in the name of its nominee, Cede & Co. (or any successor thereto), for the accounts of participation in the Depositary duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Securities may from time to time be increased or decreased by adjustments made on the records of the Securities Custodian as hereinafter provided, subject in each case to compliance with the Applicable Procedures.

         (b) Global Securities In General. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect replacements, exchanges, purchases, redemptions, or conversions of such Securities. Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.12 hereof and shall be made on the records of the Trustee and the Depositary.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or under the Global Security, and the Depositary (including, for this purpose, its nominee) may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (1) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (2) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

         (c) Book Entry Provisions. The Company shall execute and the Trustee shall, in accordance with this Subsection 2.1(c), authenticate and deliver initially one or more Global Securities that (1) shall be registered in the name of the Depositary or its nominee, (2) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (3) shall bear legends substantially to the following effect:

         "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO DICK'S SPORTING GOODS, INC. (THE "COMPANY") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS

         REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY."

         SECTION 2.2.  EXECUTION AND AUTHENTICATION.

         (a) The aggregate Principal Amount at Maturity of Securities which may be authenticated and delivered under this Indenture is limited to $255,085,000 except as provided in Sections 2.6 and 2.7.

         (b) An Officer shall sign the Securities for the Company by manual or facsimile signature attested by the manual or facsimile signature of the Secretary or an Assistant Secretary of the Company. Typographic and other minor errors or defects in any such facsimile signature shall not affect the validity or enforceability of any Security which has been authenticated and delivered by the Trustee.

         (c) If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

         (d) A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         (e) The Trustee shall authenticate and make available for delivery Securities for original issue in the aggregate Principal Amount at Maturity of up to $255,085,000 upon receipt of a written order or orders of the Company signed by two Officers of the Company (a "Company Order"). The Company Order shall specify the amount of Securities to be authenticated, shall provide that all such Securities will be represented by a Restricted Global Security and the date on which each original issue of Securities is to be authenticated.

         (f) The Trustee shall act as the initial authenticating agent. Thereafter, the Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent shall have the same rights as an Agent to deal with the Company or an Affiliate of the Company.

         (g) The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 Principal Amount at Maturity and any integral multiple thereof.

         SECTION 2.3.  REGISTRAR, PAYING AGENT AND CONVERSION AGENT.

         (a) The Company shall maintain one or more offices or agencies where Securities may be presented for registration of transfer or for exchange (each, a "Registrar"), one or more offices or agencies where Securities may be presented for payment (each, a "Paying Agent"), one or more offices or agencies where Securities may be presented for conversion (each, a "Conversion Agent") and one or more offices or agencies where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall also appoint a bid solicitation agent (the "Bid Solicitation Agent") to act pursuant to this Indenture when necessary. The Company will at all times maintain a Paying Agent, Conversion Agent, Registrar, Bid Solicitation Agent and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served in the Borough of Manhattan, The City of New York. One of the Registrars (the "Primary Registrar") shall keep a register of the Securities and of their transfer and exchange; provided however, that the Trustee shall have the right at any time, upon providing written notice to the Company, to appoint another entity, who shall be reasonably satisfactory to the Company, to act as Bid Solicitation Agent pursuant to this Indenture.

         (b) The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent, Bid Solicitation Agent or agent for service of notices and demands in any place required by this Indenture, or fails to give the foregoing notice, the Trustee shall act as such. The Company or any Affiliate of the Company may act as Paying Agent (except for the purposes of Section 6.1 and Article 10).

         (c) The Company hereby initially designates the Trustee as Paying Agent, Registrar, Conversion Agent and Bid Solicitation Agent, and the Corporate Trust Office of the Trustee as the office or agency of the Company for each of the aforesaid purposes and as the office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served.

         SECTION 2.4.  PAYING AGENT TO HOLD MONEY IN TRUST.

         Prior to 10:00 a.m., New York City time, on each due date of the principal of, or interest, on any Securities, the Company shall deposit or cause to be deposited with a Paying Agent a sum sufficient to pay such principal or interest, so becoming due. Subject to Section 10.2, a Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of, or interest, on the Securities, and shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or an Affiliate of the Company acts as Paying Agent, it shall, before 10:00 a.m., New York City time, on each due date of the principal of, or interest, on any Securities, segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee, and the Trustee may at any time during the continuance of any default, upon written request to a Paying Agent, require such Paying Agent to pay forthwith to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (other than the Company) shall have no further liability for the money.

         SECTION 2.5.  SECURITYHOLDER LISTS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Primary Registrar, the Company shall furnish to the Trustee on or before each semiannual Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

         SECTION 2.6.  TRANSFER AND EXCHANGE.

         (a) Subject to compliance with any applicable additional requirements contained in Section 2.12, when a Security is presented to a Registrar with a request to register a transfer thereof or to exchange such Security for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided, however, that every Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by an assignment form and, if applicable, a transfer certificate each in the form included in Exhibit A, and in form satisfactory to the Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. To permit registration of transfers and exchanges, upon surrender of any Security for registration of transfer or exchange at an office or agency maintained pursuant to Section 2.3, the Company shall execute and the Trustee shall authenticate Securities of a like aggregate principal amount at the Registrar's request. Any exchange or transfer shall be without charge, except that the Company or the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, and provided, that this sentence shall not apply to any exchange pursuant to Section 2.10, 2.12(a), 3.6, 3.13, 4.2 or 11.5.

         (b) Neither the Company, any Registrar nor the Trustee shall be required to exchange or register a transfer of (1) any Securities for a period of 15 days next preceding mailing of a notice of Securities to be redeemed, (2) any Securities or portions thereof selected or called for redemption (except in the case of redemption of a Security in part, the portion thereof not to be redeemed) or (3) any Securities or portions thereof in respect of which a Change in Control Purchase Notice has been delivered and not withdrawn by the Holder thereof (except, in the case of the purchase of a Security in part, the portion thereof not to be purchased).

         (c) All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         (d) Any Registrar appointed pursuant to Section 2.3 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

         (e) Each Holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

         (f) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or other beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         SECTION 2.7.  REPLACEMENT SECURITIES.

         (a) If any mutilated Security is surrendered to the Company, a Registrar or the Trustee, or the Company, a Registrar and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, the applicable Registrar and the Trustee such security or indemnity as will be required by them to save each of them harmless, then, in the absence of notice to the Company, such Registrar or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         (b) In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased or redeemed by the Company pursuant to Article 3, the Company in its discretion may, instead of issuing a new Security, pay, redeem, or purchase such Security, as the case may be.

         (c) Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Trustee or the Registrar) in connection therewith.

         (d) Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         (e) The provisions of this Section 2.7 are (to the extent lawful) exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 2.8.  OUTSTANDING SECURITIES.

         (a) Securities outstanding at any time are all Securities authenticated by the Trustee, except for those canceled by it, those redeemed or purchased pursuant to Article 3, those converted pursuant to Article 4, those delivered to the Trustee for cancellation or surrendered for transfer or exchange and those described in this Section 2.8 as not outstanding.

         (b) If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Company receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         (c) If a Paying Agent (other than the Company or an Affiliate of the Company) holds in respect of the outstanding Securities on a Redemption Date, a Change in Control Purchase Date or the Final Maturity Date money sufficient to pay the principal of (including premium, if any) and accrued interest on Securities

(or portions thereof) payable on that date, then on and after such Redemption Date, Change in Control Purchase Date, or the Final Maturity Date, as the case may be, such Securities (or portions thereof, as the case may be) shall cease to be outstanding and interest on them shall cease to accrue; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision thereof satisfactory to the Trustee has been made.

         (d) Subject to the restrictions contained in Section 2.9, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

         SECTION 2.9.  TREASURY SECURITIES.

         In determining whether the Holders of the required principal amount of Securities have concurred in any notice, direction, waiver or consent, Securities owned by the Company or any other obligor on the Securities or by any Affiliate of the Company or of such other obligor shall be disregarded, except that, for purposes of determining whether the Trustee shall be protected in relying on any such notice, direction, waiver or consent, only Securities which a Trust Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Securities and that the pledgee is not the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor.

         SECTION 2.10. TEMPORARY SECURITIES.

         Until definitive Securities are ready for delivery, the Company may prepare and execute, and, upon receipt of a Company Order, the Trustee shall authenticate and deliver, temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company with the consent of the Trustee considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate and deliver definitive Securities in exchange for temporary Securities.

         SECTION 2.11. CANCELLATION.

         The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, the Paying Agent and the Conversion Agent shall forward to the Trustee or its agent any Securities surrendered to them for transfer, exchange, redemption, purchase, payment or conversion. The Trustee and no one else shall cancel, in accordance with its standard procedures, all Securities surrendered for transfer, exchange, redemption, purchase, payment, conversion or cancellation and shall deliver the canceled Securities to the Company. All Securities which are redeemed, purchased or otherwise acquired by the Company or any of its Subsidiaries prior to the Final Maturity Date shall be delivered to the Trustee for cancellation, and the Company may not hold or resell such Securities or issue any new Securities to replace any such Securities or any Securities that any Holder has converted pursuant to
Article 4.

         SECTION 2.12. LEGEND; ADDITIONAL TRANSFER AND EXCHANGE
                       REQUIREMENTS.

         (a) If Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the forms of Securities attached hereto as Exhibit A (collectively, the "Legend"), or if a request is made to remove the Legend on a Security, the

Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an opinion of counsel if requested by the Company and such Registrar, as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act; provided that no such evidence need be supplied in connection with the sale of such Security pursuant to a registration statement that is effective under the Securities Act at the time of such sale. Upon (1) provision of such satisfactory evidence if requested, or (2) notification by the Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by an Affiliate of the Company, the Legend shall be reinstated.

         (b) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided that the foregoing shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Notwithstanding any other provisions of this Indenture or the Securities, transfers of a Global Security, in whole or in part, shall be made only in accordance with this Section 2.12.

         (c) Subject to the succeeding paragraph, every Security shall be subject to the restrictions on transfer provided in the Legend. Whenever any Restricted Security other than a Restricted Global Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in Exhibit A, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

         (d) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by, if requested by the Company or the Registrar, an opinion of counsel reasonably acceptable to the Company and addressed to the Company in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

As used in the preceding Subsections 2.12(c) and (d), the term "transfer" encompasses any sale, pledge, transfer, hypothecation or other disposition of any Security.

         (e) The provisions below shall apply only to Global Securities:

                  (1) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (A) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days, (B) the Company has provided the Depositary with written notice that it has decided to discontinue use of the system of book-entry transfer through the Depositary or any successor Depositary or (C) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to subclauses (A) or (B) immediately above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to subclause
(C) immediately above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

                  (2) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate Principal Amount at Maturity equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

                  (3) Subject to the provisions of clause (5) of this Subsection 2.12(e), the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (4) In the event of the occurrence of any of the events specified in clause (1) of this Subsection 2.12(e) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form, without interest coupons.

                  (5) Neither Agent Members nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

         SECTION 2.13. CUSIP NUMBERS.

         The Company in issuing the Securities may use one or more "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption or purchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or purchase and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or purchase shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

         SECTION 2.14. CALCULATIONS.

         The calculation of the Change in Control Purchase Price, Conversion Rate, Sale Price of the Common Stock and each other calculation to be made hereunder shall be the obligation of the Company. All calculations made by the Company as contemplated pursuant to this Section 2.14 or otherwise pursuant to the Securities shall be made in good faith and shall be final and binding on the Company and the Holders absent manifest error. The Trustee, Paying Agent and Conversion Agent shall not be obligated to recalculate, recompute or confirm any such calculations. The Company shall provide a schedule of its calculations to the Trustee.

                                    ARTICLE 3
                             REDEMPTION AND PURCHASE

         SECTION 3.1.  RIGHT TO REDEEM; NOTICE TO TRUSTEE.

         (a) The Company, at its option, may redeem the Securities in accordance with the provisions of paragraph 6 of the Securities. Prior to February 18, 2009, the Company may not redeem the Securities. Beginning on February 18, 2009, the Company may redeem the Securities for cash in whole at any time, or in part from time to time. If the Company elects to redeem Securities pursuant to paragraph 6 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the Principal Amount at Maturity of Securities to be redeemed, the Redemption Price and the amount of accrued and unpaid cash interest, if any, payable on the Redemption Date.

         (b) If the Company elects to redeem Securities pursuant to this Section 3.1, it shall notify the Trustee by a Company Order at least 45 days prior to the Redemption Date as fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) of the Redemption Date and the principal amount of Securities to be redeemed. If fewer than all of the Securities outstanding are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall not be less than ten days after the date of notice to the Trustee (or such other period reasonably satisfactory to the Trustee).

         SECTION 3.2.  SELECTION OF SECURITIES TO BE REDEEMED.

         (a) If less than all the outstanding Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by any other method the Trustee considers fair and appropriate (so long as such method is not prohibited by the rules of any securities exchange on which the Securities are then listed). The Trustee shall make the selection at least 30 days but not more than 60 days before the Redemption Date from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the Principal Amount at Maturity of Securities that have denominations larger than $1,000.

         Securities and portions of them the Trustee selects shall be in Principal Amounts at Maturity of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall promptly notify the Company in writing of the Securities or portions of Securities to be redeemed.

         (b) If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be part of the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

         SECTION 3.3.  NOTICE OF REDEMPTION.

         (a) At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed at such Holder's address as it appears on the Registrar's books.

         (b) The notice shall identify the Securities to be redeemed and shall state:

                  (1)      the Redemption Date;

                  (2) the Redemption Price or if then not ascertainable, the manner of calculation thereof;

                  (3)      the Conversion Rate;

                  (4) the name and address of the Paying Agent and Conversion Agent;

                  (5) that Securities called for redemption may be converted at any time before the close of business on the second Business Day immediately preceding the Redemption Date, even if not otherwise convertible at such time;

                  (6) that Holders who want to convert Securities must satisfy the requirements set forth in paragraph 9 of the Securities;

                  (7) if applicable in accordance with Section 4.1 hereof, the election of the Company (which, subject to the provisions of Article 4 of the Indenture, shall be irrevocable) to deliver shares of Common Stock or to pay cash in lieu of delivery of such shares with respect to any Balance Shares issuable for any Securities that may be converted after mailing of such notice prior to the Redemption Date;

                  (8) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and accrued and unpaid cash interest, if any;

                  (9) if fewer than all the Securities outstanding are to be redeemed, the certificate number and Principal Amounts at Maturity of the particular Securities to be redeemed to the extent certificated;

                  (10) the amount of accrued and unpaid interest, if any, that will be paid in connection with such redemption and that, unless the Company defaults in making payment of such Redemption Price and any cash interest which is due and payable, Original Issue Discount or cash interest will cease to accrue on and after the Redemption Date;

                  (11)     the CUSIP number of the Securities; and

                  (12) any other information the Company desires, in its own discretion, to present.

         At the Company's written request, the Trustee shall give the notice of redemption to Holders in the Company's name and at the Company's expense; provided, that (1) the Company makes such request at least seven Business Days (unless a shorter period shall be satisfactory to the Trustee) prior to the date such notice of redemption must be mailed and (2) in all cases, the text of such notice of redemption shall be prepared by the Company.

         (c) If any of the Securities to be redeemed is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions.

         SECTION 3.4.  EFFECT OF NOTICE OF REDEMPTION.

         Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price (together with accrued and unpaid cash interest, if any, to but not including the Redemption Date) stated in the notice except for Securities which are converted in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Securites shall be paid at the Redemption Price (together with accrued and unpaid cash interest, if any, to but not including the Redemption Date) stated in the notice.

         SECTION 3.5.  DEPOSIT OF REDEMPTION PRICE.

         Prior to 10:00 a.m., New York City time, on the Redemption Date, the Company shall deposit with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of any of them acts as Paying Agent, shall segregate and hold in trust) an amount of money (in immediately available funds if deposited on such Redemption Date) sufficient to pay the Redemption Price of, and any accrued and unpaid cash interest payable upon redemption on, all Securities to be redeemed on that date, other than Securities or portions thereof called for redemption on that date which on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of the conversion of Securities pursuant to Article 4 or, if such money is then held by the Company in trust and is not required for such purpose, it shall be discharged from such trust.

         SECTION 3.6.  SECURITIES REDEEMED IN PART.

         Upon presentation and surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in Principal Amount at Maturity to the unredeemed portion of the Security surrendered.

         SECTION 3.7.  CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION.

         In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment banks or other purchasers to purchase such Securities by paying to the Trustee in trust for the Holders of Securities, on or prior to 10:00 a.m. New York City time on the Redemption Date, an amount that, together with any amounts deposited with the Trustee by the Company for the redemption of such Securities, is not less than the Redemption Price of, and any accrued and unpaid interest with respect to, such Securities. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Prices of such Securities shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 4) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the second Business Day prior to the Redemption Date, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

         SECTION 3.8.  PURCHASE OF SECURITIES AT OPTION OF THE HOLDER FOR
                       CASH.

         (a) Securities shall be purchased by the Company pursuant to paragraph 7 of the Securities as of February 18, 2009, 2014 and 2019 (each, a "Purchase Date"), at the purchase price of $676.25 per $1,000 of Principal Amount at Maturity as of February 18, 2009, of $770.44 per $1,000 of Principal Amount at Maturity as of February 18, 2014, and of $ 877.75 per $1,000 of Principal Amount at Maturity as of February 18, 2019, in each case plus accrued and unpaid cash interest, if any, to the Purchase Date (each, a "Purchase Price", as applicable), at the option of the Holder thereof:

                  (1) upon delivery to the Paying Agent, by the Holder, of a written notice of purchase (a "Purchase Notice") at any time from the opening of business on the date that is 20 Business Days prior to a Purchase Date until the close of business on the Business Day immediately preceding such Purchase Date stating:

                           (A)      the certificate number of the Security which
the Holder will deliver to be purchased (to the extent certificated),

                           (B)      the portion of the Principal Amount at
Maturity of the Security which the Holder will deliver to be purchased, which portion must be a Principal Amount at Maturity of $1,000 or an integral multiple thereof, and

                           (C)      that such Security shall be purchased as of
the Purchase Date pursuant to the terms and conditions specified in paragraph 7 of the Securities and in this Indenture; and

                  (2) that the Holders will deliver such Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 3.8 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice, as determined by the Company.

                  The Company shall purchase from the Holder thereof, pursuant to this Section 3.8, a portion of a Security if the Principal Amount at Maturity of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

                  Any purchase by the Company contemplated pursuant to the provisions of this Section 3.8 shall be consummated by the delivery of the consideration to be received by the Holder (together with accrued and unpaid cash interest, if any,) promptly following the later of the Purchase Date and the time of delivery of the Security.

                  Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 3.8(a) shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the Business Day prior to the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.10 hereof.

                  The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

                  The Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 3.8(a) hereof has been given, or a specified percentage thereof, may only be paid by the Company with cash equal to the aggregate Purchase Price of such Securities. The Company shall send a notice (the "Company Notice") to the Trustee and the Holders (and to beneficial owners as required by applicable law) not more than 60 Business Days and not less than 20 Business Days prior to such Purchase Date.

         (b) Each Company Notice shall include a form of Purchase Notice to be completed by a Holder of Securities and shall state:

                  (1) the Purchase Price, the Conversion Rate and accrued and unpaid cash interest, if any, that will be accrued and payable with respect to the Securities as of the Purchase Date;

                  (2) the name and address of the Paying Agent;

                  (3) that Securities as to which a Purchase Notice has been given may be converted pursuant to Article 4 hereof only if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

                  (4) that Securities must be surrendered to the Paying Agent to collect payment of the Purchase Price and accrued and unpaid cash interest, if any;

                  (5) that the Purchase Price for any Security as to which a Purchase Notice has been given and not withdrawn, together with any cash interest payable with respect thereto, will be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in clause (iv);

                  (6) the procedures the Holder must follow to exercise rights under this Section 3.8 and a brief description of those rights;

                  (7) briefly, the conversion rights of the Securities and that Holders who want to convert Securities must satisfy the requirements set forth in paragraph 9 of the Securities;

                  (8) the procedures for withdrawing a Purchase Notice (including, without limitation, for a conditional withdrawal pursuant to the terms of Section 3.10 hereof);

                  (9) that, unless the Company defaults in making payment of such Purchase Price and cash interest, if any, Original Issue Discount and cash interest, if any, on Securities surrendered for purchase will cease to accrue on and after the Purchase Date; and

                  (10) the CUSIP number of the Securities.

                  At the Company's written request, the Trustee shall give such Company Notice in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of such Company Notice shall be prepared by the Company and the Trustee shall have no liability whatsoever with respect to the contents of such notice.

         (c) The Company shall deposit cash at the time and in the manner as provided in Section 3.11 hereof, sufficient to pay the aggregate Purchase Price of, and any accrued and unpaid cash interest, if any, with respect to all Securities to be purchased pursuant to this Section 3.8.

         SECTION 3.9. PURCHASE OF SECURITIES AT OPTION OF THE HOLDER UPON CHANGE IN CONTROL.

         (a) If there shall have occurred a Change in Control, Securities shall be purchased by the Company, at the option of the Holder thereof, at a purchase price specified in paragraph 7 of the Securities (the "Change in Control Purchase Price"), as of the date that is no later than 30 Business Days after the occurrence of the Change in Control but in no event prior to the date on which such Change in Control occurs (the "Change in Control Purchase Date"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.9(c) hereof.

                  A "Change in Control" shall be deemed to have occurred at such time as any of the following events shall occur:

                  (1) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company's and the Company's Subsidiaries' assets, taken as a whole, to any person or group (as such terms are used in Section 13(d) and Section 14(d) of the Exchange Act);

                  (2) the adoption of a plan relating to the Company's liquidation or dissolution;

                  (3) the occurrence of any "going private transaction" with respect to the Common Stock under Rule 13e-3 of the Securities Act;

                  (4) any person or group (as such terms are used in Section 13(d) and Section 14(d) of the Exchange Act), acquires in one or more transactions an amount of Common Stock which is at the time great enough to result in the Common Stock being delisted from the principal United States national securities exchange (or the Nasdaq National Market) on which the shares are then listed;

                  (5) any person or group (as such terms are used in Section 13(d) and Section 14(d) of the Exchange Act), other than one or more Permitted Stack Persons, the Company, its Subsidiaries or their employee benefit plans, or any combination of the foregoing, becomes the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of more than 50% of the aggregate voting power of the Company's Capital Stock entitled generally to elect at least a majority of its directors; or

                  (6) the Company is consolidated with, or merged into, another Person or such other Person is merged into the Company (other than a transaction
(i) pursuant to which the holders of 50% or more of the total voting power of all shares of the Company's Capital Stock entitled to vote generally in the election of directors immediately prior to such transaction have, directly or indirectly, at least 50% or more of the total voting power of all capital stock of the continuing or surviving corporation entitled to vote generally in the election of directors of such continuing or surviving corporation immediately after such transaction or (ii) after which one or more Permitted Stack Persons, the Company, its Subsidiaries or their employee benefit plans, or any combination of the foregoing, will be the beneficial owners (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of more than 50% of the aggregate voting power of the Company's Capital Stock entitled generally to elect at least a majority of its directors).

         A "Permitted Stack Person" is any member of the Stack Family, any Stack Descendent, any Stack Family Controlled Entity or any Stack Family Controlled Trust as each such term is defined in the Amended and Restated Certificate of Incorporation.

         (b) Within 15 days after the occurrence of a Change in Control or at the Company's option prior to such Change in Control but after it is publicly announced, the Company shall mail a written notice of Change in Control by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The notice shall include a form of Change in Control Purchase Notice to be completed by the Holder and shall state:

                  (1) briefly, the events causing a Change in Control and the date of such Change in Control and that the purchase of the Securities by the Company may be conditioned on the occurrence of a Change in Control;

                  (2) the date by which the Change in Control Purchase Notice pursuant to this Section 3.9 must be given;

                  (3) the Change in Control Purchase Date;

                  (4) the Change in Control Purchase Price;

                  (5) the name and address of the Paying Agent and the Conversion Agent;

                  (6) the Conversion Rate and any adjustments thereto resulting from the Change in Control;

                  (7) that Securities as to which a Change in Control Purchase Notice has been given may be converted pursuant to Article 4 hereof only if the Change in Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

                  (8) that Securities must be surrendered to the Paying Agent to collect payment of the Change in Control Purchase Price and accrued and unpaid cash interest, if any;

                  (9) that the Change in Control Purchase Price for any Security as to which a Change in Control Purchase Notice has been duly given and not withdrawn, together with any accrued and unpaid cash interest payable with respect thereto, will be paid promptly following the later of the Change in Control Purchase Date and the time of surrender of such Security as described in
Section 3.9(b)(8) hereof;

                  (10) Briefly, the procedures the Holder must follow to exercise rights under this Section 3.9;

                  (11) briefly, the conversion rights of the Securities;

                  (12) the procedures for withdrawing a Change in Control Purchase Notice;

                  (13) that, unless the Company defaults in making payment of such Change in Control Purchase Price and cash interest, if any, on Securities surrendered for purchase, Original Issue Discount and any cash interest on Securities surrendered for purchase will cease to accrue on and after the Change in Control Purchase Date; and

                  (14) the CUSIP number of the Securities.

         (c) A Holder may exercise its rights specified in Section 3.9(a) hereof upon delivery of a written notice of purchase (a "Change in Control Purchase Notice") to the Paying Agent at any time prior to the close of business on the Business Day prior to the Change in Control Purchase Date, stating:

                  (1) the certificate number or numbers of the Security or Securities which the Holder will deliver to be purchased (to the extent certificated);

                  (2) the portion of the Principal Amount at Maturity of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof; and

                  (3) that such Security shall be purchased pursuant to the terms and conditions specified in paragraph 7 of the Securities.

                  The delivery of such Security to the Paying Agent at any time after the delivery of the Change in Control Purchase Notice (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Change in Control Purchase Price therefor; provided, however, that such Change in Control Purchase Price shall be so paid pursuant to this Section 3.9 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change in Control Purchase Notice.

                  The Company shall purchase from the Holder thereof, pursuant to this Section 3.9, a portion of a Security if the Principal Amount at Maturity of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

                  Any purchase by the Company contemplated pursuant to the provisions of this Section 3.9 shall be consummated by the delivery of the consideration to be received by the Holder (together with accrued and unpaid cash interest, if any), promptly following the later of the Change in Control Purchase Date and the time of delivery of the Security to the Paying Agent in accordance with this Section 3.9.

                  Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Change in Control Purchase Notice contemplated by this Section 3.9(c) shall have the right to withdraw such Change in Control Purchase Notice at any time prior to the close of business on the Business Day prior to the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.10 hereof.

                  The Paying Agent shall promptly notify the Company of the receipt by it of any Change in Control Purchase Notice or written withdrawal thereof.

                  The Company shall not be required to comply with this Section
3.9 if a third party mails a written notice of Change in Control in the manner, at the times and otherwise in compliance with this Section 3.9 and repurchases all Securities for which a Change in Control Purchase Notice shall be delivered and not withdrawn in accordance with this Section 3.9.

         SECTION 3.10. EFFECT OF PURCHASE NOTICE AND CHANGE IN CONTROL
                       PURCHASE NOTICE.

         (a) Upon receipt by the Paying Agent of the Purchase Notice or Change in Control Purchase Notice specified in Section 3.8(a) or Section 3.9(c) hereof, as applicable, the Holder of the Security in respect of which such Purchase Notice or Change in Control Purchase Notice, as the case may be, was given shall (unless such Purchase Notice or Change in Control Purchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price or Change in Control Purchase Price, as the case may be, and any accrued and unpaid cash interest with respect to such Security. Such Purchase Price or Change in Control Purchase Price (which price reflects the Issue Price plus accrued Original Issue Discount) and accrued and unpaid cash interest, if any, shall be paid to such Holder, subject to receipt of funds and/or Securities by the Paying Agent, promptly following the later of (x) the Purchase Date or the Change in Control Purchase Date, as the case may be, with respect to such Security (provided that the conditions in Section 3.8(a) or Section 3.9(c) hereof, as applicable, have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 3.8(a) or Section 3.9(c) hereof, as applicable. Securities in respect of which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been given by the Holder thereof may not be converted pursuant to Article 4 hereof on or after the date of the delivery of such Purchase Notice or Change in Control Purchase Notice, as the case may be, unless such Purchase Notice or Change in Control Purchase Notice, as the case may be, has first been validly withdrawn as specified in the following two paragraphs.

                  A Purchase Notice or Change in Control Purchase Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Purchase Notice or Change in Control Purchase Notice, as the case may be, at any time prior to the close of business on the Business Day prior to the Purchase Date or the Change in Control Purchase Date, as the case may be, specifying:

                  (1) the certificate number or numbers of the Security or Securities in respect of which such notice of withdrawal is being submitted,

                  (2) the Principal Amount at Maturity of the Security or Securities with respect to which such notice of withdrawal is being submitted, and

                  (3) the Principal Amount at Maturity, if any, of such Security which remains subject to the original Purchase Notice or Change in Control Purchase Notice, as the case may be, and which has been or will be delivered for purchase by the Company.

                  A written notice of withdrawal of a Purchase Notice may be in the form set forth in the preceding paragraph.

                  There shall be no purchase of any Securities pursuant to
Section 3.8 or 3.9 hereof if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice or Change in Control Purchase Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, and any accrued and unpaid cash interest with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, and any accrued and unpaid cash interest with respect to such Securities) in which case, upon such return, the Purchase Notice or Change in Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

         SECTION 3.11. DEPOSIT OF CHANGE IN CONTROL PURCHASE PRICE.

         Prior to 10:00 a.m., New York City time, on the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust) an amount of money (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of, and any accrued and unpaid cash interest with respect to all the Securities or portions thereof which are to be purchased as of the Purchase Date or Change in Control Purchase Date, as the case may be.

         SECTION 3.12. SECURITIES PURCHASED IN PART.

         Any Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested in writing by such Holder in aggregate Principal Amount at Maturity equal to, and in exchange for, the portion of the Principal Amount at Maturity of the Security so surrendered which is not purchased.

         SECTION 3.13. REPAYMENT TO THE COMPANY.

         The Trustee and the Paying Agent shall promptly return to the Company any cash that remain unclaimed as provided in paragraph 12 of the Securities, together with interest thereon, held by them for the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, or cash interest, if any; provided, however, that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.11 hereof exceeds the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of, and the accrued and unpaid cash interest, if any, with respect to, the Securities or portions thereof which the Company is obligated to purchase as of the Purchase Date or Change in Control Purchase Date, as the case may be, whether as a result of withdrawal or otherwise, then promptly after the second Business Day following the Purchase Date or Change in Control Purchase Date, as the case may be, the Trustee shall return any such excess to the Company together with interest thereon.

         SECTION 3.14. COMPLIANCE WITH SECURITIES LAWS UPON PURCHASE OF
                       SECURITIES.

         In connection with any offer to purchase of Securities under Section
3.8 or Section 3.9, the Company shall (a) comply with Rule 13e-4 and Rule 14e-1 (or any successor to either such Rule), if applicable, under the Exchange Act,
(b) file the related Schedule TO (or any successor or similar schedule, form or report) if required under the Exchange Act, and (c) otherwise comply with all federal and state securities laws in connection with such offer to purchase or purchase of Securities, all so as to permit the rights of the Holders and obligations of the Company under Sections 3.8 through 3.12 to be exercised in the time and in the manner specified therein.

                                    ARTICLE 4
                                   CONVERSION

         SECTION 4.1.  CONVERSION PRIVILEGE.

                  (a) A Holder of a Security may convert such Security into shares of Common Stock prior to the close of business on February 18, 2024, at the times permitted by, and subject to the provisions of, this Article 4 and paragraph 9 of the Securities. Upon determination that Holders are or will be entitled to convert their Securities into Common Stock in accordance with paragraph 9 of the Securities, the Company will issue a press release and use its reasonable best efforts to post such determination on the Company's website or through such other public medium as the Company may use at that time. The number of shares of Common Stock issuable upon conversion of each $1,000 of Principal Amount at Maturity of Securities (the "Conversion Rate") shall be determined in accordance with the provisions of paragraph 9 of the Securities and this Indenture. In no event will Securities be convertible into shares of Class B Common Stock.

                  A Holder may convert a portion of the Principal Amount at Maturity of a Security if the portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

                  (b) The Holders' rights to convert Securities into shares of Common Stock is subject to the Company's obligation (except as otherwise provided in Section 4.1(c)) to pay each such Holder the amount of cash set forth in this paragraph, in lieu of delivering some or all of such shares of Common Stock. The Company will pay to a Holder cash for each $1,000 Principal Amount at Maturity of a Security surrendered for conversion in an amount equal to the lesser of (1) the Accreted Principal Amount of such Security surrendered by such Holder on the Conversion Date and (2) the product of (i) the number of shares of Common Stock into which such Security otherwise would have been converted if no cash payment were made by the Company, multiplied by (ii) the Average Sale Price of a share of Common Stock. The Company shall determine that number of shares (the "Balance Shares") which equals the number of shares of Common Stock into which such Security of such Holder otherwise would be converted if no cash payment were made by the Company, reduced, but not below zero, by an amount equal to the Accreted Principal Amount of such Security on the Conversion Date, divided by the Average Sale Price of a share of Common Stock. If the number of Balance Shares is zero, a Holder will not be entitled to any further payment of cash or shares upon conversion. If the number of Balance Shares is greater than zero, the Company will have the option to deliver cash or a combination of cash and shares of Common Stock for the Balance Shares by electing for each full Balance Share for which the Company has chosen to deliver cash to pay cash in an amount equal to the Average Sale Price of a share of Common Stock.

                  (c) The Company shall not pay cash in lieu of delivering shares of Common Stock upon the conversion of any Security pursuant to the terms of this Article 4 (other than cash in lieu of fractional shares pursuant to Section 4.3 hereof) if there has occurred (prior to, on or after, as the case may be, the Conversion Date or the date on which the Company delivers its notice of whether such Security shall be converted into Common Stock or cash pursuant to Section 4.2 hereof) and is continuing an Event of Default (other than a default in a cash payment upon conversion of such Security).

         SECTION 4.2.  CONVERSION PROCEDURE.

         (a) To convert a Security, a Holder must (1) complete and manually sign the conversion notice on the back of the Security and deliver such notice to a Conversion Agent, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by a Registrar or a Conversion Agent, (4) pay any transfer or similar tax, if required, and (5) except with respect to a Security for which the Company has mailed a notice of redemption, if the Security is surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, pay, in funds acceptable to the Company, an amount equal to the interest in lieu of Original Issue Discount with respect thereto that the registered Holder is to receive on such Interest Payment Date, in accordance with paragraph 9 of the Securities. The date on which the Holder satisfies all of those requirements is the "Conversion Date." The Conversion Agent shall notify the Company of the Conversion Date within one Business Day following the Conversion Date. Within two Business Days following the Conversion Date, the Company shall deliver to the Holder, through the Trustee, written notice of whether the Balance Shares, if any, shall be converted into shares of Common Stock or paid in cash.

         (b) Except as provided in Section 4.1(c) hereof, the Company shall deliver to the Holder surrendering such Security the amount of cash payable with respect to such Security no later than the second Business Day following the determination of the applicable Average Sale Price, together with a certificate for the number of full shares of Common Stock, if any, deliverable upon the conversion (to the extent certificated) and cash in lieu of any fractional share determined pursuant to Section 4.3 hereof. If shares of Common Stock are delivered as consideration, then the Person in whose name the certificate representing such shares is registered shall be treated as a stockholder of record of the Company on and after the Conversion Date; provided, however, that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; such conversion shall be at the Conversion Rate in effect on the Conversion Date. Upon conversion of a Security, such Person shall no longer be a Holder of such Security.

                  (c) No payment or adjustment will be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this Article 4. On conversion of a Security, any accrued and unpaid cash interest attributable to the period from the Issue Date of the Security through but not including the Conversion Date, with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (or cash payment in lieu thereof together with the cash payment, if any, in lieu of fractional shares) in exchange for the Security being converted. Delivery to the Holder of cash equal to the Accreted Principal Amount of the Security and the full number of shares of Common Stock into which the balance of the Security is convertible (or cash in lieu thereof together with the cash payment, if any, in lieu of fractional shares), will thus be deemed to satisfy the Company's obligation to pay accrued and unpaid cash interest attributable to the period from the Issue Date through the Conversion Date. Notwithstanding the foregoing, accrued and unpaid cash interest, if any, will be payable upon conversion of Securities made concurrently with or after acceleration of Securities following an Event of Default.

         (d) If the Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the total Principal Amount at Maturity of all of the Securities converted.

         (e) If the last day on which a Security may be converted is not a Business Day, the Security may be surrendered on the next succeeding day that is a Business Day.

         (f) A Security may only be surrendered in accordance with the provisions of paragraph 9 of the Security and this Indenture. A Security (a) surrendered for conversion based on the Common Stock price may be surrendered for conversion on a Conversion Date at any time after May 1, 2004 as more fully described in paragraph 9 of the Securities, (b) being called for redemption may be surrendered for conversion at any time prior to the close of business on the second Business Day immediately preceding the Redemption

Date, even if it is not otherwise convertible at such time, (c) may be surrendered for conversion any time prior to the Final Maturity Date during the five Business Day period after any five consecutive Trading Day Period in which the Trading Price is at certain levels more fully described in paragraph 9 of the Securities, and (d) may upon the announcement of certain corporate transactions more fully described in paragraph 9 of the Securities be surrendered for conversion at any time from and after the date which is 15 days prior to the anticipated effective date of such transaction until 15 days after the actual date of such transaction, and if such day is not a Business Day, the next occurring Business Day following such day; but in each of clauses (a), (b),
(c) and (d) above, in no event later than the close of business on February 18, 2024.

         (g) Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security in an authorized denomination equal in Principal Amount at Maturity to the unconverted portion of the Security surrendered.

         SECTION 4.3.  FRACTIONAL SHARES.

                  The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead, the Company will deliver cash for the current market value of the fractional share. The current market value of a fractional share shall be determined, to the nearest 1/1,000th of a share, by multiplying the per share Sale Price of the Common Stock, on the last Trading Day prior to the Conversion Date, by the fractional amount and rounding the product to the nearest whole cent.

         SECTION 4.4.  TAXES ON CONVERSION.

                  If a Holder converts a Security, the Holder shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. Furthermore, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name and any income tax which is imposed on the Holder as a result of the conversion. The Conversion Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude the Company from any tax withholding or directing the withholding of any tax required by law or regulations.

         SECTION 4.5.  COMPANY TO PROVIDE STOCK.

                  The Company shall, prior to issuance of any Securities under this Article 4, and from time to time as may be necessary, reserve out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of the Securities.

                  All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim created by the Company.

                  The Company will comply with all federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then listed or quoted.

         SECTION 4.6.  ADJUSTMENT FOR CHANGE IN CAPITAL STOCK.

                  Except as set forth in Section 4.16 hereof, if, after the Issue Date of the Securities, the Company:

         (a) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock or other Capital Stock;

         (b) subdivides its outstanding shares of Common Stock into a greater number of shares;

         (c) combines its outstanding shares of Common Stock into a smaller number of shares; or

         (d) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Capital Stock);

then the conversion privilege and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares or other units of Capital Stock of the Company which such Holder would have owned immediately following such action if such Holder had converted the Security immediately prior to such action.

                  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                  If after an adjustment a Holder of a Security upon conversion of such Security may receive shares of two or more classes of Capital Stock of the Company, the Conversion Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Article 4 with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Article 4.

         SECTION 4.7.  ADJUSTMENT FOR RIGHTS ISSUE.

                  Except as set forth in Sections 4.16 and 4.21 hereof, if after the Issue Date, the Company distributes any rights, warrants or options to all holders of its Common Stock entitling them, for a period expiring within 60 days of the issue date for each distribution, to purchase shares of Common Stock at a price per share less than the Sale Price of the Common Stock as of the Time of Determination, the Conversion Rate shall be adjusted in accordance with the formula:

                                    R'  =   R (O + N)
                                           -------------
                                           (O + (N x P)/M)

                           where:

                           R' = the adjusted Conversion Rate.

                           R = the current Conversion Rate.

                  O = the number of shares of Common Stock outstanding on the record date for the distribution to which this Section 4.7 is being applied.

                  N = the number of additional shares of Common Stock offered pursuant to the distribution.

                  P = the offering price per share of the additional shares.

                  M = the Average Market Price.

                  The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, warrants or options to which this Section 4.7 applies. If all of the shares of Common Stock subject to such rights, warrants or options have not been issued when such rights, warrants or options expire, then the Conversion Rate shall promptly be readjusted to the Conversion Rate which would then be in effect had the adjustment upon the issuance of such rights, warrants or options been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such rights, warrants or options.

                  No adjustment shall be made under this Section 4.7 if the application of the formula stated above in this Section 4.7 would result in a value of R' that is equal to or less than the value of R.

         SECTION 4.8.  ADJUSTMENT FOR OTHER NON-CASH DISTRIBUTIONS.

         (a) If, after the Issue Date of the Securities, the Company distributes to all holders of its Common Stock any of its non-cash assets or debt securities or any rights, warrants or options to purchase securities of the Company (excluding distributions of Capital Stock or equity interests referred to in Section 4.8(b), distributions of Capital Stock referred to in Section 4.6 and distributions of rights, warrants or options referred to in Section 4.7) the Conversion Rate shall be adjusted in accordance with the formula:

                                    R' = R x M
                                         -----
                                         M - F

                                    where:

         R' = the adjusted Conversion Rate.

         R = the current Conversion Rate.

         M = the Average Market Price.

         F = the fair market value (on the record date for the distribution to which this Section 4.8(a) applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Common Stock in the distribution to which this Section 4.8(a) is being applied.

                  The Board of Directors shall determine fair market values for the purposes of this Section 4.8(a).

                  The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution to which this Section 4.8(a) applies.

         (b) If, after the Issue Date of the Securities, the Company pays a dividend or makes a distribution to all holders of its Common Stock consisting of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company, the Conversion Rate shall be adjusted in accordance with the formula:

                           R' = R x  (1 + F/M)

                  where:

                  R' = the adjusted Conversion Rate.

                  R = the current Conversion Rate.

         M = the average of the Post-Distribution Prices of the Common Stock for the 10 Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Time.

         F = the fair market value of the securities distributed in respect of each share of Common Stock in the distribution to which this Section 4.8(b) applies, which shall be determined by multiplying the number of securities distributed in respect of each share of Common Stock in the distribution by the average of the Post-Distribution Prices of those securities for the 10 Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date.

                  "Post-Distribution Price" of Capital Stock or any similar equity interest on any date means the closing per unit sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date for trading of such units on a "when issued" basis without due bills (or similar concept) as reported in the composite transactions for the principal United States securities exchange on which such Capital Stock or equity interest is traded or, if the Capital Stock or equity interest, as the case may be, is not listed on a United States national securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated; provided that if on any date such units have not traded on a "when issued" basis, the Post-Distribution Price shall be the closing per unit sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date for trading of such units on a "regular way" basis without due bills (or similar concept) as reported in the composite transactions for the principal United States securities exchange on which such Capital Stock or equity interest is traded or, if the Capital Stock or equity interest, as the case may be, is not listed on a United States national securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated. In the absence of such quotation, the Company shall be entitled to determine the Post-Distribution Price on the basis of such quotations which reflect the post-distribution value of the Capital Stock or equity interests as it considers appropriate.

         (c) In the event that, with respect to any distribution to which this Section 4.8 would otherwise apply, the difference "M-F" as defined in the formula set forth in this Section 4.8 is less than $1.00 or "F" is equal to or greater than "M", then the adjustment provided by Section 4.8 shall not be made and in lieu thereof the provisions of Section 4.16 shall apply to such distribution.

         SECTION 4.9.  ADJUSTMENT FOR CASH DISTRIBUTIONS.

                  In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash, excluding any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, then, in such case, the Conversion Rate shall be increased so that the Conversion Rate shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on such record date by a fraction,

                  (1) the numerator of which shall be the Current Market Price on such record date; and

                  (2) the denominator of which shall be the Current Market Price on such record date less the amount of cash so distributed applicable to one share of Common Stock,

such adjustment to be effective immediately prior to the opening of business on the day following the record date for such dividend or distribution; provided that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Securities shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Security on the Record Date. If any such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

         SECTION 4.10. ADJUSTMENT FOR TENDER OFFERS OR EXCHANGE OFFERS.

                  In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the average of the Sale Price of a share of Common Stock for each of the 10 consecutive Trading Days next succeeding the Expiration Time, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction,

                  (1) the numerator of which shall be the sum of (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the average of the Sale Price of a share of Common Stock for each of the 10 consecutive Trading Days next succeeding the Expiration Time, and

                  (2) the denominator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the average of the Sale Price of a share of Common Stock for each of the 10 consecutive Trading Days next succeeding the Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made. In no event will the Conversion Rate be decreased pursuant to this Section 4.10.

         SECTION 4.11. WHEN ADJUSTMENT MAY BE DEFERRED.

                  No adjustment in the Conversion Rate need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment and all adjustments that are made and carried forward shall be taken in the aggregate in order to determine if the 1% threshold is met.

                  All calculations under this Article 4 shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be.

         SECTION 4.12. WHEN NO ADJUSTMENT REQUIRED.

                  No adjustment need be made for a transaction referred to in
Section 4.6, 4.7, 4.8, 4.9, 4.10 or 4.16 hereof if Holders of Securities may participate in the transaction. Such participation by Holders of Securities may include participation without conversion or upon conversion; provided, that, if such participation is upon conversion, an adjustment shall be made at such time as the Holders are no longer entitled to participate.

                  No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

                  Unless otherwise required by a provision of this Article 4, no adjustment need be made for a change in the par value or no par value of the Common Stock.

                  To the extent the Securities become convertible into cash, assets, property or securities (other than Capital Stock of the Company), subject to paragraph 9 of the Securities, pursuant to this Article 4, no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on the cash.

                  No adjustment will be made pursuant to this Article 4 that would result, through the application of two or more provisions hereof, in the duplication of any adjustment.

         SECTION 4.13. NOTICE OF ADJUSTMENT.

                  Whenever the Conversion Rate is adjusted, the Company shall promptly mail to Holders of Securities a notice of the adjustment. The Company shall file with the Trustee and the Conversion Agent such notice of adjustment and an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. Upon receipt by it of such notice, and at the written request of the Company, the Conversion Agent will promptly mail such notice to Holders of Securities at the Company's expense. The Officers' Certificate shall be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility and shall have no liability with respect to any such certificate and the calculations relating to such adjustment except the duty and responsibility to exhibit the same to any Holder desiring inspection thereof.

         SECTION 4.14. VOLUNTARY INCREASE.

                  The Company from time to time may increase the Conversion Rate by any amount for any period of time. Whenever the Conversion Rate is increased, the Company shall mail to Holders of Securities and file with the Trustee and the Conversion Agent a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect.

                  A voluntary increase of the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect for purposes of Section 4.6, 4.7, 4.8, 4.9, 4.10 or 4.16 hereof.

         SECTION 4.15. NOTICE OF CERTAIN TRANSACTIONS.

                  If:

         (a) the Company takes any action that would require an adjustment in the Conversion Rate pursuant to Section 4.6, 4.7, 4.8, 4.9 or 4.10 hereof (unless no adjustment is to occur pursuant to Section 4.12 hereof); or

         (b) the Company takes any action that would require a supplemental indenture pursuant to Section 4.16; or

         (c)      there is a liquidation or dissolution of the Company;

then the Company shall mail to Holders of Securities and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, binding share exchange, transfer, liquidation or dissolution. The Company shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction.

         SECTION 4.16. REORGANIZATION OF COMPANY; SPECIAL DISTRIBUTIONS.

                  If the Company is a party to a transaction subject to Article 7 hereof (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash, property or other assets of the Company or any other Person) or a merger or binding share exchange which reclassifies or changes the Company's outstanding Common Stock, the Person obligated to deliver securities, cash or other assets upon conversion of Securities shall, no later than the closing date of such transaction, enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of Securities is an Affiliate of the successor company, that issuer shall, no later than the closing date of such transaction, join in the supplemental indenture.

                  The supplemental indenture shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets which such Holder would have received immediately after the consolidation, merger, binding share exchange or transfer if such Holder had converted the Security immediately before the effective date of the transaction, assuming (to the extent applicable) that such Holder was not a constituent Person or an Affiliate of a constituent Person to such transaction. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article
4. The successor Company shall mail to Holders of Securities a notice briefly describing the supplemental indenture.

                  If this Section applies, none of Sections 4.6, 4.7, 4.9 nor
4.10 hereof shall apply.

                  If the Company makes a distribution to all holders of its Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company that would otherwise result in an adjustment in the Conversion Rate pursuant to the provisions of Section 4.8 hereof but for Section 4.8(c), then, from and after the record date for determining the holders of Common Stock entitled to receive the distribution, a Holder of a Security that converts such Security in accordance with the provisions of this Indenture shall upon such conversion be entitled to receive, in addition to the shares of Common Stock into which the Security is convertible, the kind and amount of securities, cash or other assets comprising the distribution that such Holder would have received if such Holder had converted the Security immediately prior to the record date for determining the holders of Common Stock entitled to receive the distribution.

         SECTION 4.17. COMPANY DETERMINATION FINAL.

                  Whenever adjustments to the Conversion Rate are called for pursuant to Article 4, such adjustments shall be made to the Conversion Rate as may be necessary or appropriate to effectuate the intent of this Article 4 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

                  Any determination that the Company or the Board of Directors must make pursuant to Section 4.3, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.16 or
4.19 hereof is conclusive.

         SECTION 4.18. TRUSTEE'S ADJUSTMENT DISCLAIMER.

                  The Trustee has no duty to determine when an adjustment under this Article 4 should be made, how it should be made or what it should be and shall have no liability with respect to the calculation of such adjustment. The Trustee has no duty to determine whether a supplemental indenture under Section
4.16 hereof need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article 4. Each Conversion Agent (other than the Company or an Affiliate of the Company) shall have the same protection under this Section 4.18 as the Trustee.

         SECTION 4.19. SIMULTANEOUS ADJUSTMENTS.

                  If more than one issuance, distribution, subdivision, tender offer or combination or other event to which Article 4 applies occurs during the period applicable for calculating adjustments to the Conversion Rate, such adjustments shall be calculated for such period in a manner determined by the Board of Directors to most appropriately reflect the combined impact of such issuance, distribution, tender offer, subdivision or combination or other event on the Conversion Rate of the Common Stock during such period.

         SECTION 4.20. SUCCESSIVE ADJUSTMENTS.

                  After an adjustment to the Conversion Rate under this Article 4, any subsequent event requiring an adjustment under this Article 4 shall cause an adjustment to the Conversion Rate as so adjusted.

         SECTION 4.21. RIGHTS ISSUED IN RESPECT OF COMMON STOCK ISSUED UPON
                       CONVERSION.

                  Each share of Common Stock issued upon conversion of Securities pursuant to this Article 4 shall be entitled to receive the appropriate number of Common Stock or Preferred Stock purchase rights, as the case may be (the "Rights"), if any, that all shares of Common Stock are entitled to receive and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any stockholder rights agreement adopted by the Company, as the same may be amended from time to time (in each case, a "Rights Agreement"). If such Rights Agreement requires that each share of Common Stock issued upon conversion of Securities at any time prior to the distribution of separate certificates representing the Rights be entitled to receive such Rights, then, notwithstanding anything else to the contrary in the foregoing sections of this
Article 4, there shall not be any adjustment to the conversion privilege or Conversion Rate or any other term or provision of the Securities as a result of the issuance of Rights, the distribution of separate certificates representing the Rights, the exercise or redemption of such Rights in accordance with any such Rights Agreement, or the termination or invalidation of such Rights. Notwithstanding the foregoing, if a Holder of Securities exercising its right of conversion after the distribution of Rights pursuant to a "Rights Agreement" is not entitled to receive the Rights that would otherwise be attributable (but for the date of conversion) to the shares of Common Stock to be received upon such conversion, if any, the Conversion Rate will be adjusted as though the Rights were being distributed to holders of Common Stock on the Conversion Date. If such an adjustment is made and such Rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment will be made to the Conversion Rate on a equitable basis.

                                    ARTICLE 5
                                   TAX MATTERS

         SECTION 5.1.  TAX TREATMENT

                  The parties hereto hereby agree, and each Holder and each beneficial owner of a Security, by purchasing or holding a Security or a beneficial interest in a Security hereby agrees (in the absence of a change in applicable law requiring a contrary treatment):

                  (a) to treat the Securities as indebtedness of the Company for all United States federal income tax purposes; and

                  (b) to treat the Securities as debt instruments that are subject to U.S. Treasury Regulation section 1.1272-1.

         SECTION 5.2. YIELD TO MATURITY.

                  Solely for purposes of applying U.S. Treasury Regulation
section 1.1272-1 to the Securities:

                  (a) for United States federal income tax purposes, ordinary interest income shall accrue with respect to outstanding Securities as tax original issue discount ("Tax Original Issue Discount") according to the "constant yield method," as set forth in U.S. Treasury Regulation section 1.1272-1 using a comparable yield of 2.559%, compounded semiannually; and

                  (b) the Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of Tax Original Issue Discount for United States federal income tax purposes (including daily rates and accrual periods) accrued on outstanding Securities as of the end of such year and (ii) such other specific information relating to such Tax Original Issue Discount that the Company determines to be relevant under the Internal Revenue Code of 1986, as amended.

                                    ARTICLE 6
                                    COVENANTS

         SECTION 6.1.  PAYMENT OF SECURITIES.

         (a) The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities and this Indenture. An installment of principal or interest or Liquidated Damages, if any, shall be considered paid on the date it is due if the Paying Agent (other than the Company) holds by 10:00 a.m., New York City time, on that date money, deposited by or on behalf of the Company sufficient to pay the installment. Subject to Section 4.2 hereof, accrued and unpaid interest on any Security that is payable (whether or not punctually paid or duly provided for) on any Interest Payment Date shall be paid to the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose. The Company shall, to the fullest extent permitted by law, pay interest in immediately available funds on overdue principal (including premium, if any) and overdue installments of interest at the rate set forth in paragraph 1 of the Securities.

         (b) Payment of the principal of (and premium, if any) and interest on the Securities shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York (which shall initially be the Trustee) or at the Corporate Trust Office of the Trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Register. In the case of a permanent Global Security, cash interest payable on any applicable payment date will be paid to the Depositary, with respect to that portion of such permanent Global Security held for its account by Cede & Co. for the purpose of permitting such party to credit the interest received by it in respect of such permanent Global Security to the accounts of the beneficial owners thereof.

         SECTION 6.2.  SEC REPORTS.

         (a) The Company shall file all reports and other information and documents which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, and within 15 days after it files them with the SEC, the Company shall file copies of all such reports, information and other documents with the Trustee; provided that any such reports, information and documents filed with the SEC pursuant to its Electronic Data Gathering, Analysis and Retrieval system shall be deemed to be filed with the Trustee.

         (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         SECTION 6.3.  COMPLIANCE CERTIFICATES.

         The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company (beginning with the fiscal year ending January 29, 2005), an Officers' Certificate as to the signer's knowledge of the Company's compliance with all conditions and covenants on its part contained in this Indenture and stating whether or not the signer knows of any default or Event of Default. If such signer knows of such a default or Event of Default, the Officers' Certificate shall describe the default or Event of Default and the efforts to remedy the same. For the purposes of this Section 6.3, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

         SECTION 6.4.  FURTHER INSTRUMENTS AND ACTS.

         Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         SECTION 6.5.  MAINTENANCE OF CORPORATE EXISTENCE.

         Subject to Article 7, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         SECTION 6.6.  RULE 144A INFORMATION REQUIREMENT.

         Until the expiration of the holding period applicable to sales of the Securities, including any securities into which Securities are converted or exchanged, under Rule 144(k) under the Securities Act (or any successor provision), and the Company has removed all restrictive legends on the Securities, including any securities into which Securities are converted or exchanged, the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, upon the request of any Holder or beneficial holder of the Securities make available to such Holder or beneficial holder of Securities or any Common Stock issued upon conversion thereof which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Securities or such Common Stock designated by such Holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act and it will take such further action as any Holder or beneficial holder of such Securities or such Common Stock may reasonably request, all to the extent required from time to time to enable such Holder or beneficial holder to sell its Securities or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any Holder or any beneficial holder of the Securities or such Common Stock, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         SECTION 6.7.  STAY, EXTENSION AND USURY LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Securities and any Liquidated Damages as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 6.8.  PAYMENT OF LIQUIDATED DAMAGES.

                  If Liquidated Damages are payable by the Company pursuant to the Registration Rights Agreement, the Company shall deliver to the Trustee a certificate to that effect stating (i) the amount of such Liquidated Damages that are payable, (ii) the reason why such Liquidated Damages are payable and
(iii) the date on which such Liquidated Damages are payable. Unless and until a Trust Officer of the Trustee receives such a certificate, the Trustee may assume without inquiry that no such Liquidated Damages is payable. If the Company has paid Liquidated Damages directly to the Persons entitled to such Liquidated Damages, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

                                    ARTICLE 7
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 7.1.  WHEN COMPANY MAY MERGE OR TRANSFER ASSETS.

                  The Company shall not consolidate with or merge with or into any other person or convey, transfer or lease all or substantially all of its properties and assets to any person, nor will the Company permit any Subsidiary to enter into any such transaction or series of transactions (other than to the Company or another Subsidiary) if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis to any other person or persons, unless:

         (a) either (i) the Company or such Subsidiary shall be the surviving corporation or (ii) the person (if other than the Company) formed by such consolidation or into which the Company or such Subsidiary is merged or the person which acquires by conveyance, transfer or lease the properties and assets of the Company or such Subsidiary substantially as an entirety (A) shall be organized and validly existing under the laws of the United States or any state thereof or the District of Columbia and (B) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company or such Subsidiary under the Securities and this Indenture;

         (b) immediately after giving effect to such transaction, no Default shall have occurred and be continuing; and

         (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article 7 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

                  For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such assets were owned by the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

                  The successor person formed by such consolidation or into which the Company or the applicable Subsidiary is merged or the successor person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the applicable Subsidiary under this Indenture with the same effect as if such successor had been named as the Company or the applicable Subsidiary herein; and thereafter, except in the case of a lease and any obligations the Company or the applicable Subsidiary may have under a supplemental indenture pursuant to
Section 4.16 hereof, the Company or the applicable Subsidiary shall be discharged from all obligations and covenants under this Indenture and the Securities. The Company, the applicable Subsidiary, the Trustee and the successor person shall enter into a supplemental indenture to evidence the succession and substitution of such successor person and such discharge and release of the Company and the applicable Subsidiary.

                                    ARTICLE 8
                              DEFAULT AND REMEDIES

         SECTION 8.1.  EVENTS OF DEFAULT.

                  "Event of Default", means any one of the following events:

         (a) default in the payment of the Principal Amount at Maturity, Redemption Price, Purchase Price or Change in Control Purchase Price on any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise; or

         (b) default in the payment of any cash interest under the Securities when it becomes due and payable and continuance of such default for a period of thirty (30) days; or

         (c) default in the delivery when due of all cash and any shares of Common Stock payable upon conversion with respect to the Securities in accordance with Article 4, which default continues for 15 days; or

         (d) failure by the Company to comply with any of the other agreements in the Securities or the Indenture (other than those referred to in clauses (a) and (b) above) upon the Company's receipt of written notice of such default from the Trustee or from Holders of not less than 25% in aggregate Principal Amount at Maturity of the outstanding Securities, and the Company's failure to cure (or obtain a waiver of) such default within 60 days after the Company receives such written notice; or

         (e) (1)(i) the Company or any Subsidiary defaults in the payment of principal of any Indebtedness when due (after giving effect to any applicable grace period) and the aggregate principal amount of such Indebtedness at such time exceeds $25,000,000, or (ii) the Company or any Subsidiary defaults under any Indebtedness which default results in such Indebtedness being accelerated or declared due and payable, and the aggregate principal amount of such Indebtedness so accelerated or declared due and payable exceeds $25,000,000, and
(2) such unpaid Indebtedness is not repaid or such acceleration or declaration has not been rescinded or annulled for such Indebtedness within a period of 10 days after receipt by the Company of a written notice from the Trustee to the Company or written notice by the Holders or not less than 25% in aggregate Principal Amount at Maturity of the outstanding Securities to the Company and the Trustee of such default or acceleration or declaration; provided, however, that if any such default specified in (i) or (ii) shall be cured, waived, rescinded or annulled or such Indebtedness repaid then the Event of Default by reason thereof shall be deemed not to have occurred; or

         (f) the Company pursuant to or under or within the meaning of any Bankruptcy Law:

                  (1)      commences a voluntary case or proceeding;

                  (2) consents to the entry of an order for relief against it in an involuntary case or proceeding or the commencement of any case against it;

                  (3) consents to the appointment of a Custodian for all or substantially all of its property;

                  (4) makes a general assignment for the benefit of its creditors;

                  (5) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

                  (6) consents to the filing of such petition or the appointment of or taking possession by a Custodian; or

         (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (1) is for relief against the Company in an involuntary case or proceeding, or adjudicates the Company insolvent or bankrupt;

                  (2) appoints a Custodian of the Company or for all or substantially all of its property; or

                  (3)      orders the winding up or liquidation of the Company;

and such order or decree remains unstayed and in effect for 60 days.

         SECTION 8.2.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default (other than an Event of Default specified in Section 8.1(f) or (g) in respect of the Company) occurs and is continuing, the Trustee by written notice to the Company, or the Holders of at least 25% in aggregate Principal Amount at Maturity of the Securities at the time outstanding by written notice to the Company and the Trustee, may declare the Issue Price plus accrued Original Issue Discount and any accrued and unpaid cash interest through the date of declaration on all the Securities to be immediately due and payable. Upon such a declaration, such Issue Price plus accrued Original Issue Discount, and such accrued and unpaid cash interest, if any, shall be due and payable immediately. If an Event of Default specified in Section 8.1(f) or (g) occurs in respect of the Company and is continuing, the Issue Price plus accrued Original Issue Discount and any accrued and unpaid cash interest on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. The Holders of a majority in aggregate Principal Amount at Maturity of the outstanding Securities, by written notice to the Trustee (and without notice to any other Holder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the Issue Price plus accrued Original Issue Discount and any accrued and unpaid cash interest that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 9.7 hereof have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

         SECTION 8.3. OTHER REMEDIES.

         (a) If an Event of Default occurs and is continuing, the Trustee may, but shall not be obligated to, pursue any available remedy by proceeding at law or in equity to collect the payment of the principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         (b) The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

         SECTION 8.4. WAIVER OF DEFAULTS AND EVENTS OF DEFAULT.

         Subject to Sections 8.7 and 11.2, the Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may waive an existing default or Event of Default and its consequences, except a default or Event of Default in the payment of the principal of, premium, if any, or interest on any Security, a failure by the Company to convert any Securities into Common Stock or any default or Event of Default in respect of any provision of this Indenture or the Securities which, under
Section 11.2, cannot be modified or amended without the consent of the Holder of each Security affected. When a default or Event of Default is waived, it is cured and ceases.

         SECTION 8.5. CONTROL BY MAJORITY.

         The Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Holder or the Trustee, or that may involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it; provided, however, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 8.6.  LIMITATIONS ON SUITS.

         (a) A Holder may not pursue any remedy with respect to this Indenture or the Securities (except actions for payment of overdue principal, premium, if any, or interest for the conversion of the Securities pursuant to Article 4) unless:

                  (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

                  (2) the Holders of at least 25% in aggregate principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee reasonable indemnity to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Securities then outstanding.

         (b) A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

         SECTION 8.7.  RIGHTS OF HOLDERS TO RECEIVE PAYMENT AND TO CONVERT.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of the principal of and interest on the Security, on or after the respective due dates expressed in the Security and this Indenture, to convert such Security in accordance with Article 4 and to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

         SECTION 8.8. COLLECTION SUIT BY TRUSTEE.

         If an Event of Default in the payment of principal or interest specified in clause (a) or (b) of Section 8.1 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or another obligor on the Securities for the whole amount of principal and accrued interest remaining unpaid, together with, to the extent that payment of such interest is lawful interest on overdue principal and overdue installments of interest in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         SECTION 8.9. TRUSTEE MAY FILE PROOFS OF CLAIM.

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor on the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 9.7, and to the extent that such payment of the reasonable compensation, expenses, disbursements and advances in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other property which the Holders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to, or, on behalf of any Holder, to authorize, accept or adopt any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 8.10. PRIORITIES.

         (a) If the Trustee collects any money pursuant to this Article 8, it shall pay out the money in the following order:

                  (1) First, to the Trustee for amounts due under Section 9.7;

                  (2) Second, to Holders for amounts due and unpaid on the Securities for principal and interest (including Liquidated Damages, if any), ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest (including Liquidated Damages, if any), respectively;

                  (3) Third, to such other Person or Persons, if any, to the extent entitled thereto; and

                  (4) Fourth, the balance, if any, to the Company.

         (b) The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 8.10.

         SECTION 8.11. UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 8.11 does not apply to a suit made by the Trustee, a suit by a Holder pursuant to Section 8.7, or a suit by Holders of more than 10% in aggregate principal amount of the Securities then outstanding.

                                    ARTICLE 9
                                     TRUSTEE

         SECTION 9.1.  DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) Except during the continuance of an Event of Default:

                  (1) the Trustee need perform only those duties as are specifically set forth in this Indenture and no others; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine any certificates and opinions which by any provision hereof are specifically required to be delivered to the Trustee to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this paragraph does not limit the effect of Subsection (b) of this Section 9.1;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.5.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers unless the Trustee shall have received adequate indemnity in its opinion against potential costs and liabilities incurred by it relating thereto.

Every provision of this Indenture that in any way relates to the Trustee is subject to Subsections (a), (b), (c) and (d) of this Section 9.1.

         (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         SECTION 9.2.  RIGHTS OF TRUSTEE.

         (a) Subject to Section 9.1:

                  (1) The Trustee may rely conclusively on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section 12.4(b). The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion.

                  (3) The Trustee may act through its agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (5) The Trustee may consult with counsel of its selection, and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any such action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (6) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (7) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

                  (8) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice from the Company or the

Holders of at least 25% of the aggregate principal amount of the then outstanding Securities of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Securities and this Indenture.

                  (9) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, including, without limitation as Paying Agent, Registrar, Bid Solicitation Agent and Conversion Agent, and to each agent, custodian and other Person employed to act hereunder.

         SECTION 9.3.  INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 9.10 and 9.11.

         SECTION 9.4.  TRUSTEE'S DISCLAIMER.

         The Trustee makes no representation as to the validity or adequacy of this Indenture, the Securities, or the Pledged Securities it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

         SECTION 9.5.  NOTICE OF DEFAULT OR EVENTS OF DEFAULT.

         If a default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of all uncured defaults or Events of Default known to it within 90 days after it occurs. However, the Trustee may withhold the notice for a period of 30 days so long as the Trustee in good faith determines that withholding notice is in the interests of Securityholders, except in the case of a default or an Event of Default in payment of the principal of, or premium, if any, or interest on any Security when due or in the payment of any redemption or purchase obligation.

         SECTION 9.6.  REPORTS BY TRUSTEE TO HOLDERS.

         (a) If a report is required by TIA Section 313, within 60 days after each December 31, beginning with the December 31 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such December 31 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b)(2) and (c).

         (b) A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and, to the extent required by the TIA, filed with the SEC, and each stock exchange, if any, on which the Securities are listed. The Company shall notify the Trustee whenever the Securities become listed on any stock exchange or listed or admitted to trading on any quotation system and any changes in the stock exchanges or quotation systems on which the Securities are listed or admitted to trading and of any delisting thereof.

         SECTION 9.7.  COMPENSATION AND INDEMNITY.

         (a) The Company shall pay to the Trustee from time to time such compensation (as agreed to from time to time by the Company and the Trustee in writing) for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses may include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         (b) The Company shall indemnify the Trustee or any predecessor Trustee (which for purposes of this Section 9.7 shall include its officers, directors, employees and agents) for, and hold it harmless against, any and all loss, liability or expense including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), (including reasonable legal fees and expenses) incurred by it in connection with the acceptance or administration of its duties under this Indenture or any action or failure to act as authorized or within the discretion or rights or powers conferred upon the Trustee hereunder including the reasonable costs and expenses of the Trustee and its counsel in defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company need not pay for any settlement effected without its prior written consent, which shall not be unreasonably withheld.

         (c) The Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it resulting from its gross negligence or bad faith.

         (d) To secure the Company's payment obligations in this Section 9.7, the Trustee shall have a senior claim to which the Securities are hereby made subordinate on all money or property held or collected by the Trustee, except for the Pledged Securities and such money or property held in trust to pay the principal of and interest on particular Securities. The obligations of the Company under this Section 9.7 shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee.

         (e) When the Trustee incurs expenses or renders services after an Event of Default specified in clause (6) or (7) of Subsection 8.1(a) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law. The provisions of this Section shall survive the termination of this Indenture.

         SECTION 9.8.  REPLACEMENT OF TRUSTEE.

         (a) The Trustee may resign by so notifying the Company. The Holders of a majority in aggregate principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and may, with the Company's written consent, appoint a successor Trustee. The Company may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 9.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee becomes incapable of acting.

         (b) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. The resignation or removal of a Trustee shall not be effective until a successor Trustee shall have delivered the written acceptance of its appointment as described below.

         (c) If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of 10% in Principal Amount at Maturity of the Securities then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee at the expense of the Company.

         (d) If the Trustee fails to comply with Section 9.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee and be released from its obligations (exclusive of any liabilities that the retiring Trustee may have incurred while acting as Trustee) hereunder, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

         (f) A retiring Trustee shall not be liable for the acts or omissions of any successor Trustee after its succession.

         (g) Notwithstanding replacement of the Trustee pursuant to this Section 9.8, the Company's obligations under Section 9.7 shall continue for the benefit of the retiring Trustee.

         SECTION 9.9.  SUCCESSOR TRUSTEE BY MERGER, ETC.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets (including the administration of this Indenture) to, another corporation, the resulting, surviving or transferee corporation, without any further act, shall be the successor Trustee, provided such transferee corporation shall qualify and be eligible under Section 9.10. Such successor Trustee shall promptly mail notice of its succession to the Company and each Holder.

         SECTION 9.10. ELIGIBILITY; DISQUALIFICATION.

         The Trustee shall always satisfy the requirements of paragraphs (1),
(2) and (5) of TIA Section 310(a). The Trustee (or its parent holding company) shall have a combined capital and surplus of at least $50,000,000. If at any time the Trustee shall cease to satisfy any such requirements, it shall resign immediately in the manner and with the effect specified in this Article 9. The Trustee shall be subject to the provisions of TIA Section 310(b). Nothing herein shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

         SECTION 9.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE 10
                     SATISFACTION AND DISCHARGE OF INDENTURE

         SECTION 10.1. SATISFACTION AND DISCHARGE OF INDENTURE.

         (a) When (1) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.7 hereof) for cancellation or (2) all outstanding Securities have become due and payable and the Company irrevocably deposits with the Trustee, the Paying Agent (if the Paying Agent is not the Company or any of its Affiliates) or the Conversion Agent cash sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.7 hereof), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, upon a Company Order, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on written demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel complying with this Indenture and at the cost and expense of the Company.

         (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 9.7, and, if money shall have been deposited with the Trustee pursuant to clause (2) of Subsection 10.1(a), the provisions of Sections 2.3, 2.4, 2.5, 2.6, 2.7 and 2.12, Articles 3 and 4, the last paragraph of Section 6.2, Article 8 as it relates to the above-mentioned sections, and this Article 10, shall survive until the Securities have been paid in full.

         SECTION 10.2. APPLICATION OF TRUST MONEY.

         Subject to the provisions of Section 10.3, the Trustee or a Paying Agent shall hold in trust, for the benefit of the Holders, all money deposited with it pursuant to Section 10.1 and shall apply the deposited money in accordance with this Indenture and the Securities to the payment of the principal of and interest on the Securities.

         SECTION 10.3. REPAYMENT TO COMPANY.

         (a) The Trustee and each Paying Agent shall promptly pay to the Company upon request any excess money deposited with them pursuant to Section 10 held by them at any time.

         (b) The Trustee and each Paying Agent shall, subject to applicable abandonment property laws, pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after a right to such money has matured; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment, may at the expense of the Company cause to be mailed to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

         SECTION 10.4. REINSTATEMENT.

         If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 10.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 10 until such time as the Trustee or such Paying Agent is permitted to apply all such money in accordance with Section 10; provided, however, that if the Company has made any payment of the principal of or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive any such payment from the money held by the Trustee or such Paying Agent.

                                   ARTICLE 11
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

         SECTION 11.1. WITHOUT CONSENT OF HOLDERS.

         (a) The Company and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder for the following purposes:

                  (1) to cure any ambiguity, omission, defect or internal inconsistency in the Indenture (as supplemented) (it being understood that any amendment described in this clause (1) of this Section 11.1 made solely to conform this Indenture to the final offering memorandum provided to investors in connection with the initial offering of the Securities will be deemed not to adversely affect the rights or interests of Holders); or

                  (2) to comply with Article 7 or Section 4.16 hereof; or

                  (3) to secure the Company's obligations under the Securities and this Indenture; or

                  (4) to add to the Company's covenants for the benefit of the Holders or to surrender any right or power conferred upon the Company; or

                  (5) to add a guarantor in respect of the Company's obligations hereunder; or

                  (6) to evidence and provide the acceptance of the appointment of a successor Trustee under the Indenture; or

                  (7) to comply with the requirements of the SEC in order to effect or maintain qualification of the Indenture under the TIA, as contemplated by the Indenture or otherwise; or

                  (8) to make any change that does not adversely affect the rights of any Holders (it being understood that any amendment described in clause (1) of this Section 11.1 made solely to conform this Indenture to the final offering memorandum provided to investors in connection with the initial offering of the Securities will be deemed not to adversely affect the rights or interests of Holders); or

                  (9) to pay interest or other amounts the Company is not obligated to pay; or

                  (10) to take such other actions that the Indenture specifically permits the Company to take unilaterally without requiring any consent of the Holders.

         SECTION 11.2. WITH CONSENT OF HOLDERS.

         (a) The Company and the Trustee may amend or supplement this Indenture or the Securities with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding or by the adoption of a resolution at a meeting of Holders at which a quorum is present by at least a majority in aggregate principal amount of the Securities represented at the meeting. The Holders of at least a majority in aggregate principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities without notice to any Holder. However, notwithstanding the foregoing but subject to
Section 11.4, without the written consent of each Holder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 8.4, may not:

                  (1) reduce the percentage in Principal Amount at Maturity of Securities whose Holders must consent to an amendment; or

                  (2) make any change in the manner or rate of accrual of Original Issue Discount or cash interest, reduce the rate of cash interest, referred to in paragraph 1 of the Securities or extend the time for payment of Original Issue Discount or cash interest on any Securities; or

                  (3) reduce the Principal Amount at Maturity, restated principal amount, Issue Price, accrued Original Issue Discount or cash interest, with respect to any Security, or extend the Stated Maturity of any Security; or

                  (4) reduce the Redemption Price, Purchase Price or Change in Control Purchase Price of any Security; or

                  (5) make any Security payable in money or securities other than that stated in the Security; or

                  (6) make any change in this Section 11.2, except to increase any percentage set forth therein; or

                  (7) make any change that adversely affects the right to convert any Security as provided in paragraph 9 of the Securities or pursuant to
Article 4; or

                  (8) make any change that adversely affects the right to require the Company to purchase the Securities in accordance with the terms thereof and this Indenture; or

                  (9) change the provisions of this Indenture that relate to modifying or amending this Indenture; or

                  (10) except as otherwise permitted under Article 7, consent to the assignment or transfer by the Company of any of its rights and obligations hereunder; or

                  (11) make any change to the obligation of the Company to repurchase all or any part of the Securities in the event of a Change in Control in accordance with Section 3.9, including amending, changing or modifying any definitions with respect thereto; or

                  (12) impair the right to institute suit for the enforcement of any payment with respect to, or conversion of, the Securities.

         (b) After an amendment, supplement or waiver under this Section 11.2 becomes effective, the Company shall promptly mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

         SECTION 11.3. COMPLIANCE WITH TRUST INDENTURE ACT.

         Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as in effect at the date of such amendment or supplement.

         SECTION 11.4. REVOCATION AND EFFECT OF CONSENTS.

         (a) Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

         (b) After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (1) through (8) of Subsection 11.2(a). In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

         SECTION 11.5. NOTATION ON OR EXCHANGE OF SECURITIES.

         If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

         SECTION 11.6. TRUSTEE TO SIGN AMENDMENTS, ETC.

         The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article 11 if the amendment or supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, in its sole discretion, but need not sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive and, subject to
Section 9.1, shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment or supplemental indenture is authorized or permitted by this Indenture. The Company may not sign an amendment or supplement indenture until the Board of Directors approves it.

         SECTION 11.7. EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                   ARTICLE 12
                                  MISCELLANEOUS

         SECTION 12.1. TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the TIA through operation of Section 318(c) thereof, such imposed duties shall control.

         SECTION 12.2. NOTICES.

         Any demand, authorization notice, request, consent or communication shall be given in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by delivery in person or mail by first-class mail, postage prepaid, or by guaranteed overnight courier) to the following facsimile numbers:

                  If to the Company, to:

                  Dick's Sporting Goods, Inc.
                  200 Industry Drive
                  RIDC Park West
                  Pittsburg, PA 15275
                  Attention: William R. Newlin, Chief Administrative Officer Facsimile No.: (412) 809-0814

                  with a copy to:

                  Buchanan Ingersoll PC
                  One Oxford Centre, 20th Floor
                  301 Grant Street
                  Pittsburgh, PA 15219-1410
                  Attention: Lewis U. Davis, Esq. And Jeremiah G. Garvey, Esq. Facsimile No: (412) 562-1041

                  if to the Trustee, to:
                  Wachovia Bank, National Association
                  123 South Broad Street, 11th Floor
                  Philadelphia, PA 19109
                  Attn: Corporate Trust Department (Dick's Sporting Goods, Inc. Senior Convertible Securities due 2024)
                  Facsimile No.: (215) 670-6337

         Such notices or communications shall be effective when received.

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Securityholder shall be mailed by first-class mail or delivered by an overnight delivery service to it at its address shown on the register kept by the Primary Registrar.

         Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication to a Securityholder is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         SECTION 12.3. COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

         Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA Section 312(c).

         SECTION 12.4. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         (a) Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee at the request of the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent (including any covenants, compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent (including any covenants, compliance with which constitutes a condition precedent) have been complied with.

         (b) Each Officers' Certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with;

provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

         SECTION 12.5. RECORD DATE FOR VOTE OR CONSENT OF SECURITYHOLDERS.

         The Company (or, in the event deposits have been made pursuant to Section 10.1, the Trustee) may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall not be more than thirty (30) days prior to the date of the commencement of solicitation of such action. Notwithstanding the provisions of Section 11.4, if a record date is fixed, those persons who were Holders of Securities at the close of business on such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

         SECTION 12.6. RULES BY TRUSTEE, PAYING AGENT, REGISTRAR AND
                       CONVERSION AGENT.

         The Trustee may make reasonable rules (not inconsistent with the terms of this Indenture) for action by or at a meeting of Holders. Any Registrar, Paying Agent or Conversion Agent may make reasonable rules for its functions.

         SECTION 12.7. LEGAL HOLIDAYS.

         A "Legal Holiday" is a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York and the state in which the Corporate Trust Office is located are not required to be open. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a Regular Record Date is a Legal Holiday, the record date shall not be affected.

         SECTION 12.8. GOVERNING LAW.

         This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 12.9. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         SECTION 12.10. NO RECOURSE AGAINST OTHERS.

         All liability described in paragraph 16 of the Securities of any director, officer, employee or stockholder, as such, of the Company is waived and released.

         SECTION 12.11. SUCCESSORS.

         All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         SECTION 12.12. MULTIPLE COUNTERPARTS.

         The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

         SECTION 12.13. SEPARABILITY.

         In case any provisions in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 12.14. TABLE OF CONTENTS, HEADINGS, ETC.

         The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date and year first above written.

                             DICK'S SPORTING GOODS, INC.

                             By:  /s/  William R. Newlin
                                ------------------------------------------------
                             Name:  William R. Newlin
                             Title: Executive Vice President and Chief
                                    Administrative Officer

                             By:  /s/  Michael F. Hines
                                ------------------------------------------------
                             Name:  Michael F. Hines
                             Title: Executive Vice President, Chief Financial
                                    Officer and Secretary

                             WACHOVIA BANK, NATIONAL ASSOCIATION, AS TRUSTEE

                             By:  /s/  Alan G. Finn
                                ------------------------------------------------
                             Name:  Alan G. Finn
                             Title: Vice President

                                    EXHIBIT A
                           [FORM OF FACE OF SECURITY]

         THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT, FOR PURPOSES OF SECTIONS 1271, 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND IS SUBJECT TO THE ORIGINAL ISSUE DISCOUNT DEBT INSTRUMENT REGULATIONS OF TREASURY REGULATION SECTION 1.1272-1. THE ISSUE PRICE OF THIS SECURITY IS $676.25 PER NOTE WITH A PRINCIPAL AMOUNT OF $1,000 AT MATURITY; THE ISSUE DATE IS FEBRUARY 18, 2004; THE YIELD TO MATURITY IS 2.559% PER ANNUM, COMPOUNDED SEMIANNUALLY; AND THE TOTAL AMOUNT OF ORIGINAL ISSUE DISCOUNT FOR FEDERAL INCOME TAX PURPOSES IS $323.75 PER NOTE WITH A PRINCIPAL AMOUNT OF $1,000 AT MATURITY.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO DICK'S SPORTING GOODS, INC. (THE "COMPANY") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.(1)

         THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE

--------------------------

         (1) This paragraph should be included only if the Security is a Global Security.

DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.(2)

         BY ITS ACQUISITION HEREOF, THE HOLDER (1) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A , TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WIL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.(2)

         THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT (AS SUCH TERM IS DEFINED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF) AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.(2)

--------------------------

         (2) These paragraphs to be included only if the Security is a Restricted Security.

                           DICK'S SPORTING GOODS, INC.

CUSIP: 253393AA0                                                             R-1

                        SENIOR CONVERTIBLE NOTES DUE 2024

         Dick's Sporting Goods, Inc., a Delaware corporation (the "Company", which term shall include any successor corporation under the Indenture referred to on the reverse hereof), promises to pay to Cede & Co., or registered assigns, the principal sum at maturity of Two Hundred Fifty-Five Million Eighty-Five Thousand Dollars ($255,085,000) on February 18, 2024 or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security.(3)

Interest Payment Dates: August 18 and February 18.

Regular Record Dates: August 1 and February 1.

         This Security is convertible as specified on the other side of this Security. Additional provisions of this Security are set forth on the other side of this Security.

                             SIGNATURE PAGE FOLLOWS

--------------------------

         (3) This phrase should be included only if the Security is a Global Security.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                           DICK'S SPORTING GOODS, INC.

                           By:  /s/  William R. Newlin
                              --------------------------------------------------
                           Name:  William R. Newlin
                           Title: Executive Vice President and
                                  Chief Administrative Officer

                           By:  /s/  Michael F. Hines
                              --------------------------------------------------
                           Name:  Michael F. Hines
                           Title: Executive Vice President, Chief Financial
                                  Officer and Secretary

Dated:

Trustee's Certificate of Authentication: This is one of the Securities referred to in the within-mentioned Indenture.

WACHOVIA BANK, NATIONAL ASSOCIATION
as Trustee

By: /s/  Alan G. Finn
--------------------------------------
Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                           DICK'S SPORTING GOODS, INC.
                        SENIOR CONVERTIBLE NOTES DUE 2024

1.       Interest.

                  The Company promises to pay interest in cash on the Principal Amount at Maturity of this Security at the rate per annum of 1.6061% from the Issue Date, or from the most recent date to which interest has been paid or provided for, until February 18, 2009. During such period, the Company will pay cash interest semiannually in arrears on February 18 and August 18 of each year (each an "Interest Payment Date") beginning August 18, 2004 to Holders of record at the close of business on each August 1 and February 1 (whether or not a business day) (each a "Regular Record Date") immediately preceding such Interest Payment Date. Cash interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  After February 18, 2009, this Security shall not bear interest, except as specified in this paragraph. If the Principal Amount at Maturity hereof or any portion of such Principal Amount at Maturity is not paid when due (whether upon acceleration pursuant to Section 8.2 of the Indenture, upon the date set for payment of the Redemption Price pursuant to paragraph 6 hereof, upon the date set for payment of the Purchase Price or Change in Control Purchase Price pursuant to paragraph 7 hereof, upon the Stated Maturity of this Security or otherwise) or if cash interest due hereon or any portions of such cash interest is not paid when due in accordance with the Indenture and this paragraph 1, then in each such case the overdue amount shall, to the extent permitted by law, bear interest at the rate of 2.375% per annum, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

2.       Method of Payment.

                  Subject to the terms and conditions of the Indenture, the Company will make payments in respect of Redemption Prices, Purchase Prices, Change in Control Purchase Prices and at Stated Maturity to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities. In addition, the Company will pay cash interest from the Issue Date until February 18, 2009, as more fully described in paragraph 1 hereof. The Company will pay any cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money. Notwithstanding the foregoing, so long as this Security is registered in the name of a Depositary or its nominee, all payments hereon shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

3.       Paying Agent, Conversion Agent, Security Registrar and Bid Solicitation
         Agent.

                  Initially, Wachovia Bank, a National Association (the "Trustee"), will act as Paying Agent, Conversion Agent, Security Registrar and Bid Solicitation Agent. The Company may appoint and change any Paying Agent, Conversion Agent, Security Registrar or co-registrar or Bid Solicitation Agent without notice, other than notice to the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Security Registrar or Co-Security Registrar. None of the Company, any of its Subsidiaries or any of their Affiliates shall act as Bid Solicitation Agent.

4.       Indenture.

                  The Company issued the Securities pursuant to an Indenture dated as of February 18, 2004, (the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of those terms.

                  The Securities are general unsecured and senior obligations, of the Company, limited to $255,085,000 aggregate Principal Amount at Maturity (subject to Section 2.7 of the Indenture). The Indenture does not limit other Indebtedness of the Company, secured or unsecured.

5.       Original Issue Discount.

                  Original Issue Discount (the difference between the Issue Price and the Principal Amount at Maturity of the Security), in the period during which a Security remains outstanding, shall accrue daily at 2.625% per annum of the Issue Price plus any previously accrued Original Issue Discount, beginning on February 18, 2009, on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months.

6.       Redemption at the Option of the Company.

                  No sinking fund is provided for the Securities. The Securities are redeemable for cash as a whole, or from time to time in part, at any time at the option of the Company in accordance with the Indenture at the Redemption Prices set forth below; provided that the Securities are not redeemable prior to February 18, 2009.

                  The table below shows Redemption Prices of a Security per $1,000 Principal Amount at Maturity on the dates shown below and at Stated Maturity, which prices reflect accrued Original Issue Discount calculated to each such date. The Redemption Price of a Security redeemed between such dates shall include an additional amount reflecting the additional Original Issue Discount accrued since the immediately preceding date in the table to, but not including, the Redemption Date.

                  [Remainder of page intentionally left blank]

                                                                                                     (3)
                                                                              (2)                Redemption
                                                     (1)               Accrued Original            Price
             Redemption Date                 Security Issue Price       Issue Discount           (1) + (2)
             ---------------                 --------------------       --------------           ---------
February 18,
2009...................................            $676.25                  $  0.00              $   676.25
2010...................................            $676.25                  $ 17.87              $   694.12
2011...................................            $676.25                  $ 36.21              $   712.46
2012...................................            $676.25                  $ 55.03              $   731.28
2013...................................            $676.25                  $ 74.36              $   750.61
2014...................................            $676.25                  $ 94.19              $   770.44
2015...................................            $676.25                  $114.55              $   790.80
2016...................................            $676.25                  $135.44              $   811.69
2017...................................            $676.25                  $156.89              $   833.14
2018...................................            $676.25                  $178.90              $   855.15
2019...................................            $676.25                  $201.50              $   877.75
2020...................................            $676.25                  $224.69              $   900.94
2021...................................            $676.25                  $248.49              $   924.74
2022...................................            $676.25                  $272.93              $   949.18
2023...................................            $676.25                  $298.01              $   974.26
At stated maturity.....................            $676.25                  $323.75              $ 1,000.00

7.       Purchase by the Company at the Option of the Holder for Cash.

                  Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the Securities held by such Holder on the following Purchase Dates and at the following Purchase Prices, plus accrued and unpaid cash interest, if any, per $1,000 Principal Amount at Maturity, upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on the day immediately preceding such Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture. The Company shall send a Company Notice that complies with the provisions of the Indenture to the Trustee and the Holders (and to beneficial owners as required by applicable law) not more than 60 Business Days and not less than 20 Business Days prior to such Purchase Date.

Purchase Date                               Price Purchase
-------------                               --------------
February 18, 2009                               $676.25
February 18, 2014                               $770.44
February 18, 2019                               $877.75

                  Notwithstanding anything herein or in the Indenture, the Purchase Price (equal to the Issue Price plus accrued Original Issue Discount to the Purchase Date) may only be paid in cash.

                  At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase the Securities held by such Holder no later than 30 Business Days after the occurrence of a Change in Control of the Company, but in no event prior to the date on which such a Change in Control occurs, for a Change in Control Purchase Price equal to the Issue Price plus accrued Original Issue Discount and accrued and unpaid cash interest, if any, to but not including the Change in Control Purchase Date, which Change in Control Purchase Price shall be paid in cash.

                  A third party may make the offer and purchase of the Securities in lieu of the Company in accordance with the Indenture.

                  Holders have the right to withdraw any Purchase Notice or Change in Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

                  If cash sufficient to pay the Purchase Price or Change in Control Purchase Price, as the case may be, of all Securities or portions thereof to be purchased as of the Purchase Date or the Change in Control Purchase Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, Original Issue Discount or cash interest, if any, shall cease to accrue on such Securities (or portions thereof) on such Purchase Date or Change in Control Purchase Date, as the case may be, and the Holder thereof shall have no other rights as such (other than the right to receive the Purchase Price or Change in Control Purchase Price, as the case may be, if any, upon surrender of such Security).

8.       Notice of Redemption.

                  A notice of redemption that complies with the provisions of the Indenture will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of, and accrued and unpaid cash interest, if any, with respect to, all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, on such Redemption Date, Original Issue Discount or cash interest, if any, shall cease to accrue on such Securities or portions thereof. Securities in denominations larger than $1,000 of Principal Amount at Maturity may be redeemed in part but only in integral multiples of $1,000 of Principal Amount at Maturity.

9.       Conversion.

                  Conversion Based on Sale Price of Common Stock. Subject to the provisions of this paragraph 9 and notwithstanding the fact that any other condition to conversion described below has not been satisfied, Holders may surrender for conversion the Securities on a Conversion Date in any fiscal quarter commencing at any time after May 1, 2004, if, as of the last day of the preceding fiscal quarter, the Sale Price of the Common Stock for at least 20 Trading Days in a period of 30 consecutive Trading Days ending on the last Trading Day of the most recently ended fiscal quarter, is greater than the conversion trigger price per share. The "conversion trigger price" for any fiscal quarter shall be 120% of the accreted conversion price per share (calculated without giving effect to accrued cash interest, if any) of Common Stock on the last day of such fiscal quarter. Once the foregoing condition is satisfied for any one fiscal quarter, then the Securities will thereafter be convertible at any time at the option of the Holder, through their maturity.

                  The "accreted conversion price" per share of Common Stock as of any day equals the quotient of:

                  - the Issue Price plus accrued Original Issue Discount, if any, to that day; divided by

                  - the number of shares of Common Stock issuable upon conversion of $1,000 Principal Amount at Maturity of Securities on that day pursuant to this paragraph 9 and
                       Article 4 of the Indenture.

                  Such accreted conversion price shall be calculated by the Company in accordance with Article 4 of the Indenture.

                  Conversion Upon Satisfaction of Trading Price Condition. Subject to the provisions of this paragraph 9 and notwithstanding the fact that any other condition described herein to conversion has not been satisfied, Holders may surrender for conversion Securities any time prior to Maturity if during any five consecutive Trading Day period, the Trading Price per $1,000 Principal Amount at Maturity of the Securities for each day of such five Trading Day period was less than 98% of the product of the Sale Price and the Conversion Rate as of such Trading Day. Notwithstanding the foregoing, if, on the day prior to any conversion pursuant to the preceding sentence, the Sale Price of the Common Stock is greater than the accreted conversion price per share but less than or equal to 120% of the accreted conversion price per share upon any such conversion, the Holders of Securities surrendered for conversion shall receive cash equal to the Accreted Principal Amount and cash or Common Stock or a combination of cash and Common Stock, at the Company's option, with a value equal to accrued cash interest, if any, as of the Conversion Date (a "Principal Value Conversion"). If a Holder surrenders its Securities for a Principal Value Conversion, the Company shall notify such Holder by the second Business Day following the Conversion Date whether the Company will pay such Holder in cash, Common Stock or a combination of cash and Common Stock, and in what percentage. Any Common Stock delivered upon a Principal Value Conversion will be valued at the greater of the accreted conversion price on the Conversion Date and the Applicable Stock Price as of the Conversion Date. The "Applicable Stock Price" means, in respect of a date of determination, the average Sale Price of the Common Stock over a five-day trading period starting the third Trading Day following such date of determination. The Company will then deliver such Common Stock and/or cash to such Holders surrendering Securities for conversion no later than the third Business Day following the determination of the Applicable Stock Price. In connection with any conversion pursuant to this paragraph 9, the Trustee shall not have any obligation to determine the Trading Price of the Securities, provided that the Company may request the Trustee to direct the Bid Solicitation Agent to make such determination to obtain such bid quotation in accordance with this paragraph and the Company shall have no obligation to make such request unless a Holder provides the Company with reasonable evidence that the Trading Price per Security would be less than 98% of the product of the Sale Price of the Common Stock and the number of shares of Common Stock issuable upon conversion of such Security. At such time, the Company shall instruct the Trustee in writing to direct the Bid Solicitation Agent to determine the Trading Price of the Securities in accordance with the foregoing procedures beginning on the next Trading Day and on each successive Trading Day until the Trading Price per such Security is greater than or equal to 98% of the product of the Sale Price of the Common Stock and the Conversion Rate as of such Trading Day.

                  Conversion upon Redemption. Subject to the provisions of this paragraph 9 and notwithstanding the fact that any other condition described herein to conversion has not been satisfied, a Holder may surrender for conversion a Security or portion of a Security which has been called for redemption pursuant to paragraph 6 hereof, but such Securities may be surrendered for conversion only until the close of business on the second Business Day immediately preceding the Redemption Date.

                  Conversion Upon Occurrence of Certain Corporate Transactions. Subject to the provisions of this paragraph 9 and notwithstanding the fact that any other condition described herein to conversion has not been satisfied, in the event the Company is a party to a consolidation, merger or binding share exchange pursuant to which the Common Stock would be converted into cash, securities or other property as set forth in Section 4.14 of the Indenture, the Securities may be surrendered for conversion at any time from and after the date which is 15 days prior to the date announced by the Company as the anticipated effective time until 15 days after the actual effective date of such transaction, and at the effective time of such transaction the right to convert a Security into Common Stock will be deemed to have changed into a right to convert it into the kind and amount of cash, securities or other property which the Holder would have received if the Holder had converted its Security immediately prior to the transaction.

                  General. A Holder may not convert unless one of the four events described above under Conversion Based on Sale Price, Conversion Upon Satisfaction on Trading Price Condition, Conversion Upon Redemption or Conversion Upon Occurrence of Certain Corporate Events has occurred. A Security in respect of which a Holder has delivered a Purchase Notice or Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

                  The initial Conversion Rate is 8.6011 shares of Common Stock per $1,000 Principal Amount at Maturity, subject to adjustment in the case of certain events described in the Indenture. A Holder will not receive some or all of these shares of Common Stock upon conversion to the extent that the Company makes cash payments as described in Article 4 of the Indenture or in this Paragraph 9. The Company will deliver cash or a check in lieu of any fractional share of Common Stock. The ability to surrender Securities for conversion will expire at the close of business on February 18, 2024.

                  Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, shall be entitled to receive such interest on the corresponding Interest Payment Date and (except Securities with respect to which the Company has mailed a notice of redemption) Securities surrendered for conversion during such periods must be accompanied by payment of an amount equal to the interest that the registered Holder is to receive.

                  To convert a Security, a Holder must (a) complete and manually sign the conversion notice (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (b) surrender the Security to the Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee, (d) pay any transfer or similar taxes, if required and (e) pay any amounts owing pursuant to the immediately preceding paragraph.

                  A Holder may convert a portion of a Security if the Principal Amount at Maturity of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends on the Common Stock except as provided in the Indenture.

                  On conversion of a Security, any accrued and unpaid cash interest attributable to the period from the Issue Date of the Security through but not including the Conversion Date, with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (or cash payment in lieu thereof together with the cash payment, if any, in lieu of fractional shares) in exchange for the Security being converted. Delivery to the Holder of cash equal to the Accreted Principal Amount of the Security and the full number of shares of Common Stock into which the balance of the Security is convertible (or cash in lieu thereof together with the cash payment, if any, in lieu of fractional shares), will thus be deemed to satisfy the Company's obligation to pay accrued and unpaid cash interest attributable to the period from the Issue Date through the

Conversion Date. Notwithstanding the foregoing, accrued and unpaid cash interest, if any, will be payable upon conversion of Securities made concurrently with or after acceleration of Securities following an Event of Default.

                  The Conversion Rate will be adjusted in accordance with
Article 4 of the Indenture for dividends or distributions on Common Stock payable in Common Stock or other Capital Stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock for a period expiring within 60 days of the Issue Date at less than the Sale Price of the Common Stock at the Time of Determination; distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding certain cash dividends or distributions) and certain rights pursuant to stockholder rights plans; certain dividends or distributions of cash; and certain tender offers or exchange offers. The Company from time to time may voluntarily increase the Conversion Rate.

                  If the Company is a party to a consolidation, merger or binding share exchange or a transfer of all or substantially all of its assets, or upon certain distributions described in the Indenture, the right to convert a Security into Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another person.

10.      Denominations; Transfer; Exchange.

                  The Securities are in fully registered form, without coupons, in denominations of $1,000 of Principal Amount at Maturity and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Change in Control Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

11.      Persons Deemed Owners.

                  The registered Holder of this Security may be treated as the owner of this Security for all purposes.

12.      Unclaimed Money or Securities.

                  The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property laws. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

13.      Amendment; Waiver.

                  Subject to certain exceptions set forth in the Indenture, (a) the Indenture or the Securities may be amended with the written consent of the Holders of a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding and (b) certain waivers may be granted with the written consent of the Holders of a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of the Securities, the Company and the Trustee may amend the Indenture or the Securities as set forth in Section 11.1 of the Indenture.

14.      Defaults and Remedies.

                  Under the Indenture, Events of Default include (a) default in the payment of any cash interest under the Securities when it becomes due and payable, and continuance of such default for a period of thirty (30) days; (b) default in the payment of Principal Amount at Maturity, Redemption Price, Purchase Price or Change in Control Purchase Price on any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise; (c) default in the delivery when due of all cash and any shares of Common Stock payable upon conversion with respect to the Securities in accordance with Article 4, which default continues for 15 days; (d) failure to comply with any of the other agreements in the Securities or the Indenture (other than those referred to in clauses (a) and (b) above) upon the Company's receipt of written notice of such default from the Trustee or from Holders of not less than 25% in aggregate Principal Amount at Maturity of the outstanding Securities, and its failure to cure (or obtain a waiver of) such default within 60 days after the Company receives such notice; (e) default in the payment of principal when due or resulting in acceleration of other Indebtedness of the Company or any Subsidiary for borrowed money where the aggregate principal amount with respect to which the default or acceleration has occurred exceeds $25 million, and such acceleration has not been rescinded or annulled or such Indebtedness repaid within a period of 10 days after written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in Principal Amount at Maturity of the outstanding Securities, provided that, if any such default or acceleration is cured, waived, rescinded or annulled, or such Indebtedness is repaid, then the Event of Default by reason thereof would be deemed not to have occurred; and (f) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount at Maturity of the Securities at the time outstanding, may, upon written notice to the Company, declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Issue Price plus Original Issue Discount and any accrued and unpaid cash interest on the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

                  Holders of the Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Securities notice of any continuing Default (except a Default in payment of amounts specified in clause (a) or (b) above) if it determines that withholding notice is in their interests.

15.      Trustee Dealings with the Company.

                  Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.      No Recourse Against Others.

                  A director, officer, employee, agent, representative, stockholder or equity holder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company or the Trustee under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder of the Securities waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17.      Authentication.

                  This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

18.      Abbreviations.

                  Customary abbreviations may be used in the name of a Holder of the Securities or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

19.      Governing Law.

                  THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  The Company will furnish to any Holder of the Securities upon written request and without charge a copy of the Indenture. Requests may be made to:

                  Dick's Sporting Goods, Inc.
                  200 Industry Drive
                  RIDC Park West
                  Pittsburg, PA 15275
                  Attention: Investor Relations

                                 ASSIGNMENT FORM

         To assign this Security, fill in the form below:

         I or we assign and transfer this Security to

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint

________________________________________________________________________________

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her.

                                    Your Signature:

Date: ________________________      ____________________________________________
                                    (Sign exactly as your name appears on the other side of this Security)

*Signature guaranteed by:

By: __________________________

* The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.

                                CONVERSION NOTICE

         To convert this Security into Common Stock of the Company, check the box: [ ]

         To convert only part of this Security, state the principal amount to be converted (must be $1,000 or a integral multiple of $1,000): $____________.

         If you want the stock certificate made out in another person's name, fill in the form below:

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

                                    Your Signature:

Date: ________________________      ____________________________________________
                                    (Sign exactly as your name appears on the other side of this Security)

*Signature guaranteed by:

By: __________________________

* The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.

                            OPTION TO ELECT PURCHASE
                            UPON A CHANGE IN CONTROL

To:      Dick's Sporting Goods, Inc.

         The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from Dick's Sporting Goods, Inc. (the "Company") as to the occurrence of a Change in Control with respect to the Company and requests and instructs the Company to purchase the entire principal amount of this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security at the Change in Control Purchase Price, together with accrued interest to, but excluding, such date, to the registered Holder hereof.

Dated: ____________              _______________________________________________

                                 _______________________________________________
                                 Signature(s)

                                 Signature(s) must be guaranteed by a qualified guarantor institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                 _______________________________________________
                                 Signature Guaranty

Principal amount to be redeemed
(in an integral multiple of $1,000, if less than all):

________________________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                            OPTION TO ELECT PURCHASE
                               ON SPECIFIED DATES

To:      Dick's Sporting Goods, Inc.

         The undersigned hereby requests and instructs Dick's Sporting Goods, Inc. to purchase the entire principal amount of this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, on ________________ in accordance with the terms of the Indenture referred to in this Security at the Put Right Purchase Price to the registered Holder hereof.

Dated: ____________              _______________________________________________

                                 _______________________________________________
                                 Signature(s)

                                 Signature(s) must be guaranteed by a qualified guarantor institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                 _______________________________________________
                                 Signature Guaranty

Principal amount to be redeemed
(in an integral multiple of $1,000, if less than all):

_________________________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                       SCHEDULE OF EXCHANGES OF SECURITIES

         The following exchanges, purchase, redemptions, purchases or conversions of a part of this global Security have been made:

     PRINCIPAL AMOUNT
 OF THIS GLOBAL SECURITY               AUTHORIZED                                               AMOUNT OF
      FOLLOWING SUCH                  SIGNATORY OF            AMOUNT OF DECREASE IN            INCREASE IN
      DECREASE DATE                    SECURITIES               PRINCIPAL AMOUNT             PRINCIPAL AMOUNT
OF EXCHANGE (OR INCREASE)               CUSTODIAN            OF THIS GLOBAL SECURITY      OF THIS GLOBAL SECURITY
-------------------------             ------------           -----------------------      -----------------------

            CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION
                      OF TRANSFER OF RESTRICTED SECURITIES

Re: Senior Convertible Securities due 2024 (the "Securities") of Dick's Sporting Goods, Inc.

         This certificate relates to $_______ principal amount of Securities owned in (check applicable box)

         [ ] book-entry or [ ] definitive form by ___________________ (the "Transferor").

         The Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Securities.

         In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Securities as provided in Section 2.12 of the Indenture dated as of February 18, 2004 between Dick's Sporting Goods, Inc. and Wachovia Bank, National Association, as trustee (the "Indenture"), and the transfer of such Security is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (check applicable box) or the transfer or exchange, as the case may be, of such Security does not require registration under the Securities Act because (check applicable box):

         [ ] Such Security is being transferred pursuant to an effective registration statement under the Securities Act.

         [ ] Such Security is being acquired for the Transferor's own account, without transfer.

         [ ] Such Security is being transferred to the Company or a Subsidiary (as defined in the Indenture) of the Company.

         [ ] Such Security is being transferred to a person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A or any successor provision thereto ("Rule 144A") under the Securities Act) that is purchasing for its own account or for the account of a "qualified institutional buyer", in each case to whom notice has been given that the transfer is being made in reliance on such Rule 144A, and in each case in reliance on Rule 144A.

         [ ] Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements under the Securities Act in accordance with Rule 144 (or any successor thereto) ("Rule 144") under the Securities Act.

         Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements of the Securities Act (other than an exemption referred to above) and as a result of which such Security will, upon such transfer, cease to be a "restricted security" within the meaning of Rule 144 under the Securities Act.

         The Transferor acknowledges and agrees that, if the transferee will hold any such Securities in the form of beneficial interests in a global Security which is a "restricted security" within the meaning of

Rule 144 under the Securities Act, then such transfer can only be made pursuant to Rule 144A under the Securities Act and such transferee must be a "qualified institutional buyer" (as defined in Rule 144A).

Date: ________________________        __________________________________________
                                      (Insert Name of Transferor)